As filed with the Securities and Exchange Commission on August 5, 2019

File No. 333-_____

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____	[ ]

Post-Effective Amendment No. ____	[ ]
(Check appropriate box or boxes)

NATIONWIDE MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)

ONE NATIONWIDE PLAZA, MAIL CODE 05-02-210, COLUMBUS, OHIO 43215
(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(614) 435-5787
(Registrant's Area Code and Telephone Number)

Send Copies of Communications to:

ALLAN J. OSTER, ESQ.	PRUFESH R. MODHERA, ESQ.
10 WEST NATIONWIDE BOULEVARD	STRADLEY, RONON, STEVENS, & YOUNG LLP
COLUMBUS, OHIO 43215	1250 CONNECTICUT AVENUE, N.W., SUITE 500
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, D.C. 20036

Approximate Date of Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of securities being registered:

Class K shares of beneficial interest, without par value, of the Nationwide Mellon Disciplined Value Fund, a series of the Registrant.

It is proposed that this Registration Statement will become effective on September 4, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

BNY MELLON DISCIPLINED STOCK FUND
A series of BNY Mellon Investment Funds IV, Inc.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286
1-800-373-9387
www.bnymellonim.com/us
[date], 2019
Dear Shareholder:
I am writing to let you know that a special meeting of the shareholders of BNY Mellon Disciplined Stock Fund (the “Target Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Target Company”), will be held on [date], 2019 at [time], [Eastern Time], at the offices of BNY Mellon Investment Adviser, Inc. (“BNYM Adviser”), the investment adviser to the Target Fund, 240 Greenwich Street, New York, NY  10286 (the “Meeting”). The purpose of the Meeting is to vote on a proposal to reorganize the Target Fund into the Nationwide Mellon Disciplined Value Fund (the “Acquiring Fund”), a newly created series of Nationwide Mutual Funds (the “NMF Trust”) (the “Reorganization”). If the Reorganization is approved, Target Fund shareholders will be issued Class K shares of the Acquiring Fund (the “Acquiring Fund Shares”).
Shareholders of record of the Target Fund as of the regular close of business of the New York Stock Exchange on [date] (“Target Fund Shareholders”) have the opportunity to vote on the Reorganization. This package contains notice of the Meeting, information about the Reorganization and the materials to use when casting your vote. If Target Fund Shareholders vote to approve the Reorganization, Target Fund Shareholders will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization.
The purpose of the Reorganization is to reorganize the Target Fund with and into the Acquiring Fund, which BNYM Adviser believes may benefit Target Fund Shareholders by providing the Target Fund with access to the Nationwide Insurance companies’ distribution platform, and which could also provide potential asset growth opportunities that, if realized, may result in more efficient portfolio management and economies of scale. The Reorganization is expected to result in the Acquiring Fund having lower net annual operating expenses than the Target Fund. Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the Reorganization, except with respect to any portfolio transaction costs.
BNYM Adviser believes that the Reorganization would permit Target Fund Shareholders to pursue a similar investment goal in a fund that has a lower management fee and net expense ratio than the Target Fund, and with potentially enhanced opportunities for the growth of assets. The Acquiring Fund does, however, have a different investment objective than the Target Fund and, although the Target Fund and the Acquiring Fund share some investment strategies and policies, certain of the Acquiring Fund’s investment strategies and policies are different from those of the Target Fund. In addition, the Reorganization will shift management oversight responsibility for the Target Fund from BNYM Adviser to Nationwide Fund Advisors (“NFA”), the investment adviser to the NMF Trust, although NFA has engaged Mellon Investments Corporation, an affiliate of BNYM Adviser ("Mellon Investments"), to serve as the Acquiring Fund’s subadviser to provide the day-to-day management of the Acquiring Fund’s portfolio. The Reorganization will also result in the Target Fund being overseen by a different board and having different third-party service providers. If the Reorganization is approved, BNYM Adviser does not expect that the Reorganization will result in a change in the level or quality of services currently received as Target Fund Shareholders when they become shareholders of the Acquiring Fund.

For the reasons discussed in this Letter and in the enclosed Proxy Statement/Prospectus, and based on the recommendation of BNYM Adviser, the Board of Directors of the Target Company (“Target Company Board” or “Target Company Directors”) approved the Reorganization, subject to the approval of the shareholders of the Target Fund. The Target Company Board recommends that you read the enclosed materials carefully and then vote FOR the Reorganization.
More information on the specific details of and reasons for the Reorganization is contained in the enclosed Proxy Statement/Prospectus. Please read the enclosed materials carefully and cast your vote on the Proxy Card or by using another authorized method to vote. Please vote your shares promptly. Your vote is extremely important, no matter how many shares you own.
If you have any questions before you vote, please call toll-free at 1-800-373-9387. Thank you for your participation in this important initiative.
Sincerely,

/s/
Renee LaRoche-Morris
President
BNY Mellon Investment Funds IV, Inc., on behalf of BNY Mellon Disciplined Stock Fund

A Proxy Card for the Target Fund is enclosed along with the Proxy Statement/Prospectus.
VOTING IS QUICK AND EASY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
To secure the largest possible representation at the Meeting, please vote in person at the Meeting, via the Internet, by telephone, or mark, sign, date and return your Proxy Card by mail. If you sign, date and return the Proxy Card but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. You may revoke your proxy at any time at or before the Meeting.
Please vote your shares today.
You may vote in any one of four ways:
•	By Internet: you may vote over the Internet by following the instructions on the enclosed Proxy Card;
•	By telephone: please have the Proxy Card available, call the toll-free number on the enclosed card and follow the instructions;
•	By mail: sign and return the enclosed Proxy Card in the prepaid envelope provided if you have received this Proxy Statement/Prospectus by mail; or
•	In person at the Meeting.
If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, reminding you to vote.

BNY MELLON DISCIPLINED STOCK FUND
A series of BNY Mellon Investment Funds IV, Inc.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286
1-800-373-9387
www.bnymellonim.com/us

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [DATE], 2019
To the shareholders of BNY Mellon Disciplined Stock Fund, a series of BNY Mellon Investment Funds IV, Inc. (the “Target Company”):
NOTICE IS HEREBY GIVEN that BNY Mellon Disciplined Stock Fund (the “Target Fund”) will hold a special meeting of shareholders (the “Meeting”) on [date], 2019 at [time], Eastern Time, at the offices of BNY Mellon Investment Adviser, Inc., the investment adviser to the Target Fund, 240 Greenwich Street, New York, New York 10286. The purpose of the Meeting is to consider and act upon the following proposals:
1.
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for: (i) the acquisition by Nationwide Mutual Funds, a Delaware statutory trust (the “NMF Trust”), on behalf of its series, Nationwide Mellon Disciplined Value Fund (the “Acquiring Fund”), of all of the assets of the Target Fund, in exchange solely for Class K shares of beneficial interest, no par value, of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the Target Fund's net assets and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of the liabilities (as defined in the Plan) of the Target Fund; (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund according to their respective shares in the Target Fund in complete liquidation of the Target Fund; and (iii) the liquidation and, as soon as practicable after the closing, the termination of the Target Fund as a series of the Target Company (the “Reorganization”).

2.	To vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.
A copy of the form of the Plan, which more completely describes the proposed transaction, is attached as Appendix A to the enclosed Proxy Statement/Prospectus. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in the enclosed Proxy Statement/Prospectus.
Shareholders of record of the Target Fund at the regular close of business of the New York Stock Exchange on [  ], 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Target Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Reorganization.
By order of the Board of Directors of BNY Mellon Investment Funds IV, Inc.

/s/
James Bitetto
Secretary
[date], 2019
Your vote is important. To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card, sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the enclosed Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS
DATED [DATE], 2019
BNY MELLON DISCIPLINED STOCK FUND
A series of BNY Mellon Investment Funds IV, Inc.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286
1-800-373-9387
www.bnymellonim.com/us

NATIONWIDE MUTUAL FUNDS
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
1-800-848-0920
www.nationwide.com/mutualfunds
This Proxy Statement/Prospectus (“Proxy Statement/Prospectus”) solicits proxies to be voted at a special meeting of the shareholders (the “Meeting”) of BNY Mellon Disciplined Stock Fund (the “Target Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Target Company”), a corporation created under the laws of the State of Maryland.
At the Meeting, shareholders of the Target Fund (“Target Fund Shareholders”) will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) relating to the proposed reorganization of the Target Fund with and into the Nationwide Mellon Disciplined Value Fund (the “Acquiring Fund”), a newly created series of Nationwide Mutual Funds (the “NMF Trust”), as described more fully in the Plan (the “Reorganization”). The Plan provides for (i) the acquisition by the NMF Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund in exchange for Class K shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Target Fund’s net assets (the “Acquiring Fund Shares”) and the assumption by the NMF Trust with respect to the Acquiring Fund of the liabilities (as defined in the Plan) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the liquidation and, as soon as practicable after the Closing Date (as defined below), the termination of the Target Fund as a series of the Target Company (as defined below).
If the Reorganization is approved by the Target Fund Shareholders, on the effective date of the Reorganization, which is currently scheduled to take place as of the opening of business on [date], 2019, or such other date and time as the parties may agree (the “Closing Date”), Target Fund Shareholders will be issued Class K shares of the Acquiring Fund, which are defined above as “Acquiring Fund Shares.”
Holders of 403(b)(7), money purchase plan, profit sharing plan and SAR-SEP accounts (collectively, "Plan Accounts") in the Target Fund as of the Valuation Date (as defined below), if any, will not receive Class K shares or any other class of shares of the Acquiring Fund in the Reorganization.  Holders of Plan Accounts in the Target Fund may redeem their Target Fund shares or exchange them for shares of another fund in the BNY Mellon Family of Funds prior to the Closing Date.  Target Fund shares held on the Valuation Date in Plan Accounts, if any, will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-373-9387.
The Meeting will be held at the offices of BNY Mellon Investment Adviser, Inc., the investment adviser to the Target Fund (“BNYM Adviser”), 240 Greenwich Street, New York, NY 10286, at [time], Eastern Time on [date], 2019. The Board of Directors of the Target Company (“Target Company Board” or “Target Company Directors”) is soliciting these proxies on behalf of the Target Fund. For the reasons discussed herein, and based on the recommendation of BNYM

Adviser, the Target Fund Board concluded that the Reorganization would be in the best interests of the Target Fund, and that the interests of the Target Fund Shareholders would not be diluted as a result of the Reorganization.
This Proxy Statement/Prospectus will be first mailed to Target Fund Shareholders on or about [date], 2019. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Target Fund will begin sending you individual copies promptly after receiving your request.
The Target Fund and the Acquiring Fund (each a “Fund,” and together the “Funds”) are each open-end management investment companies (more commonly referred to as “mutual funds”). If Target Fund Shareholders vote to approve the Plan, they will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of their investment in the Target Fund immediately prior to the time of the Reorganization, as determined pursuant to the Plan. After the Acquiring Fund Shares are distributed, the Target Fund will be completely liquidated and terminated as a series of the Target Company.
This Proxy Statement/Prospectus sets forth concisely the information about the Reorganization and the Acquiring Fund that you should know before voting.
You should retain this Proxy Statement/Prospectus for future reference. Additional information about the Funds and the Reorganization can be found in the following documents, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and which are incorporated by reference into this Proxy Statement/Prospectus:
•
The prospectus of the Target Company on behalf of the BNY Mellon Disciplined Stock Fund, dated March 1, 2019, as supplemented and amended to date (File No. 811-05202; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov, Accession No. 0000819940-19-000019) (the “Target Fund Prospectus”);

•
The statement of additional information ("SAI") of the Target Company on behalf of the BNY Mellon Disciplined Stock Fund dated [___________], as supplemented and amended to date (File No. 811-05202; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [_____]) (the “Target Fund SAI”);

•
The prospectus (the “Acquiring Fund Prospectus”) and SAI (the “Acquiring Fund SAI”) of the NMF Trust on behalf of the Acquiring Fund, dated [  ], 2019 (File No. 811-08495; previously filed on the EDGAR Database and available on the SEC’s website at https://www.sec.gov, Accession No. __________  and

•	An SAI dated [date], 2019 (File No. [number]), relating to this Proxy Statement/Prospectus.
You may request a free copy of the SAI relating to this Proxy Statement/Prospectus without charge by calling 1-800-373-9387 or by writing to BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, NY 10286.
You may obtain copies of the Target Fund Prospectus, Target Fund SAI, or annual or semiannual reports of the Target Fund without charge by contacting the Target Fund at 1-800-373-9387; by visiting www.bnymellonim.com/us or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.
The Acquiring Fund Prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated by reference above, is intended to provide you with additional information about the Acquiring Fund. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund was created specifically for the purpose of acquiring the assets and liabilities of the Target Fund in connection with the Plan and will not commence operations until the Closing Date of the Reorganization. The Acquiring Fund does not have any annual or semiannual reports to
ii

date. You may obtain an additional copy of the Acquiring Fund Prospectus or the related SAI without charge by contacting the NMF Trust at 1-800-848-0920.
THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND SHARES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF YOUR INVESTMENT.

iii

TABLE OF CONTENTS
OVERVIEW	3
On what proposal am I being asked to vote?	3
What is the anticipated timing of the Reorganization?	4
Why is the Reorganization being proposed?	4
Are the portfolio management teams for the Funds the same?	5
Who will bear the expenses associated with the Reorganization?	5
What are the U.S. federal income tax consequences of the Reorganization?	5
Has the Board of the Target Fund approved the Reorganization?	6
How will the number of Acquiring Fund Shares that I will receive be determined?	6
How do the fees of the Acquiring Fund compare to those of the Target Fund?	6
Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption fees in connection with the Reorganization?	7
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?	7
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?	7
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?	7
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?	7
How many votes am I entitled to cast?	8
How do I vote my shares?	8
What are the quorum and approval requirements for the Reorganization?	8
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?	8
What happens if the Reorganization is not approved by the Target Fund’s shareholders?	8
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	8
Comparison of Fee Tables	8
Expense Examples	10
Comparison of Investment Objectives, Strategies and Risks	10
Comparison of Fundamental and Non-Fundamental Investment Policies	13
Comparison of Portfolio Turnover	14
Comparison of Fund Performance	14
Comparison of Investment Advisers and Other Service Providers	14
Comparison of Share Classes and Distribution Arrangements	17
Comparison of Purchase, Redemption and Exchange Procedures	17
Comparison of Dividend and Distribution Policies and Fiscal Years	19
Comparison of Business Structures, Shareholder Rights and Applicable Law	20
BACKGROUND AND DIRECTORS’ CONSIDERATIONS RELATING TO THE PROPOSED REORGANIZATION	24
REASONS FOR THE REORGANIZATION	24
THE PROPOSED REORGANIZATION	26
Agreement and Plan of Reorganization	26
Description of the Securities to be Issued	27
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	27
PRO FORMA CAPITALIZATION	29
ADDITIONAL INFORMATION ABOUT THE FUNDS	30
Financial Highlights	30
VOTING INFORMATION	30
Solicitation of Votes	31
Quorum and Voting Requirements	32

Effect of Abstention and Broker “Non-Votes”	32
Adjournment	33
Other Matters	33
Future Shareholder Proposals	33
Record Date and Outstanding Shares	33
WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS	34
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – TARGET FUND’S FINANCIAL HIGHLIGHTS	B-1

OVERVIEW
The following is a brief overview of the proposal to be voted upon at the Meeting scheduled for [date], 2019.  Your vote is important. Additional information is contained elsewhere in this Proxy Statement/Prospectus, as well as in the Plan, the Target Fund Prospectus, the Acquiring Fund Prospectus, and the SAI for this Proxy Statement/Prospectus, all of which are incorporated herein by reference.
Target Fund Shareholders should read the entire Proxy Statement/Prospectus, the Target Fund Prospectus and the Acquiring Fund Prospectus (which is included herewith) carefully for more complete information. If you need another copy of the Proxy Statement/Prospectus, please call 1-800-373-9387 (toll-free).
On what proposal am I being asked to vote?
As a Target Fund Shareholder, you are being asked to vote on the approval of  the Plan, which provides for: (i) the acquisition by the NMF Trust, on behalf of the Acquiring Fund, of all of the assets of the Target Fund, in exchange for Class K shares of beneficial interest, without par value, of the Acquiring Fund having an aggregate net asset value equal to the value of the Target Fund’s net assets and the assumption by the NMF Trust, with respect to the Acquiring Fund, of the liabilities (as defined in the Plan) of the Target Fund; (ii) the distribution of Acquiring Fund Shares to Target Fund Shareholders according to their respective shares  in the Target Fund in complete liquidation of the Target Fund; and (iii) the complete liquidation and, as soon as practicable after the closing, the termination of the Target Fund (the “Reorganization”).
The purpose of the Reorganization is to reorganize the Target Fund with and into the Acquiring Fund. BNYM Adviser believes the Reorganization may benefit Target Fund Shareholders by providing the Target Fund with access to the Nationwide Insurance companies’ distribution platform, which could provide potential asset growth opportunities that, if realized, may result in more efficient portfolio management and economies of scale. BNYM Adviser also believes that the Reorganization would permit Target Fund Shareholders to pursue a similar investment goal in a fund that has a lower management fee and net expense ratio than the Target Fund, and with potentially enhanced opportunities for the growth of assets. The Acquiring Fund does, however, have a different investment objective from the Target Fund and, while the Target Fund and the Acquiring Fund share some investment strategies and policies, certain of the Acquiring Fund’s investment strategies and policies are different from those of the Target Fund. In addition, the Reorganization will shift management oversight responsibility for the Target Fund from BNYM Adviser, the Target Fund’s investment adviser, to Nationwide Fund Advisors (“NFA”), the investment adviser to the NMF Trust, although NFA has engaged Mellon Investments Corporation, an affiliate of BNYM Adviser (“Mellon Investments”), as the Acquiring Fund’s subadviser to provide the day-to-day management of the Acquiring Fund’s portfolio.  The Reorganization will also result in the Target Fund being overseen by a different board and having different third-party service providers.
As a result of the Reorganization (if approved by Target Fund Shareholders), each Target Fund Shareholder will become a shareholder of the Acquiring Fund and will receive Acquiring Fund Shares having a total dollar value equal to the total dollar value of the shares such shareholder held in the Target Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan. Target Fund Shareholders will receive Class K shares of the Acquiring Fund in the Reorganization.
The Reorganization is currently scheduled to take place as of the opening of business on [date], 2019, or such other date and time as the parties may agree (the “Closing Date”).
Target Fund Shareholders who do not wish to have their Target Fund shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the completion of the Reorganization. If you redeem your Target Fund shares, you generally will recognize a taxable gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them upon redemption. If, instead, you receive Acquiring Fund Shares in exchange for your Target Fund shares as part of the Reorganization, you are not expected to recognize any taxable gain or loss for U.S. federal income tax purposes on such exchange. For more information about the tax consequences of the Reorganization, please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.
Holders of 403(b)(7), money purchase plan, profit sharing plan and SAR-SEP accounts (collectively, "Plan Accounts") in the Target Fund as of the Valuation Date (as defined below), if any, will not receive Class K shares or any other class of shares of the Acquiring Fund in the Reorganization.  Holders of Plan Accounts in the Target Fund may redeem their Target Fund shares or exchange them for shares of another fund in the BNY Mellon Family of Funds prior to the Closing Date.  Target Fund shares held on the Valuation Date in Plan Accounts, if any, will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-373-9387.
The Plan is subject to certain closing conditions and may be terminated at any time by mutual consent of the Target Company and the NMF Trust, by the NMF Trust if any condition precedent to its obligations has not been fulfilled or waived by the NMF Trust, or by the Target Company if any condition precedent to its obligations has not been fulfilled or waived by the Target Company.
You should consult the Acquiring Fund Prospectus for more information about the Acquiring Fund and the Target Fund Prospectus for more information about the Target Fund, which prospectuses have been incorporated by reference into this Proxy Statement/Prospectus. For more information regarding shareholder approval of the Reorganization, please refer to the “The Reorganization” and “Voting Information” sections below. A form of the Plan is attached hereto as Appendix A to this Proxy Statement/Prospectus. For more information regarding the calculation of the number of Acquiring Fund Shares to be issued, please refer to the “How will the number of Acquiring Fund Shares that I will receive be determined?” section below.
What is the anticipated timing of the Reorganization?
The Meeting is scheduled to occur on [date], 2019. If all necessary approvals are obtained, the Reorganization is currently scheduled to take place upon the opening of business on [date], 2019.
Why is the Reorganization being proposed?
As described in more detail below, BNYM Adviser recommends that the Target Fund be integrated with and into the Nationwide family of funds, which BNYM Adviser believes may benefit Target Fund Shareholders by providing the Target Fund with access to the Nationwide Insurance companies’ distribution platform, and which could also provide potential asset growth opportunities that, if realized, may result in more efficient portfolio management and economies of scale. BNYM Adviser believes that the Reorganization would permit Target Fund Shareholders to pursue a similar investment goal in a fund that has a lower management fee and net expense ratio than the Target Fund, and with potentially enhanced opportunities for the growth of assets. If the Acquiring Fund achieves greater asset size following the Reorganization, Target Fund Shareholders could potentially benefit from economies of scale and reduced costs over time.
As the investment adviser to the Target Fund, BNYM Adviser directly manages the Target Fund’s portfolio. The Acquiring Fund is a new series of the NMF Trust created specifically for the purpose of acquiring the assets and liabilities of the Target Fund. If the Reorganization is approved, the Target Fund will be merged with and into the Acquiring Fund.  NFA serves as investment adviser to the Acquiring Fund, and Mellon Investments, an affiliate of BNYM Adviser, serves as subadviser. One of the Target Fund’s two current portfolio managers will also serve as one of the portfolio managers of the to the Acquiring Fund. BNYM Adviser does not expect that the Reorganization will result in a change in the level or quality of services Target Fund Shareholders currently receive compared to the services they will receive as shareholders of the Acquiring Fund after the Reorganization. A Target Fund Shareholder’s exchange of Target Fund shares for Acquiring Fund Shares pursuant to the Reorganization is expected to be tax-free for U.S. federal income tax purposes. It is possible that the Target Fund will make an additional distribution of investment income and/or capital gains to Target Fund Shareholders before the effective time of the Reorganization, which will generally be taxable to Target Fund

Shareholders. Please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below for further information. As a result of the Reorganization, the Target Fund will be overseen by a different board and have different third-party service providers.
Are the portfolio management teams for the Funds the same?
No.  Although the Target Fund currently has two portfolio managers, only one of those portfolio managers – John C. Bailer, CFA -- will continue to be a portfolio manager of the Acquiring Fund, together with Brain C. Ferguson and David S. Intoppa, who do not currently manage the Target Fund.  NFA, as investment adviser to the Acquiring Fund, will assume overall responsibility to manage the investment of the Acquiring Fund’s assets and will supervise the daily business affairs of the Acquiring Fund, subject to the supervision of the NMF Board.
Who will bear the expenses associated with the Reorganization?
The costs of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the Target Fund Shareholders all materials relating to this Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the Reorganization, will be allocated between BNYM Adviser and NFA. Neither the Target Fund nor the Acquiring Fund will bear any related costs of the Reorganization, except that each Fund will bear the costs, if any, of restructuring its portfolio incurred in connection with the Reorganization, such as brokerage commissions and other transaction costs.
In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Target Fund, BNYM Adviser and their affiliates, or, if necessary, a proxy solicitation firm retained for this purpose.
What are the U.S. federal income tax consequences of the Reorganization?
The Reorganization is expected to constitute a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) and will not take place unless the Target Fund and the Acquiring Fund receive a satisfactory opinion of counsel to the effect that the proposed Reorganization will be tax-free (although there can be no assurance that the Internal Revenue Service ("IRS") will agree with such opinion).  Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Fund. In addition, when Target Fund shares are exchanged for Acquiring Fund Shares pursuant to the proposed Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the Acquiring Fund Shares as the shareholder’s tax basis and holding period in such shareholder’s Target Fund shares immediately before the exchange. If, as expected, the Reorganization is tax-free, the Acquiring Fund will “inherit” the tax attributes of the dissolving Target Fund, including the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. If the Reorganization is approved by Target Fund shareholders, it is currently anticipated that the Target Fund's portfolio will be transitioned immediately after the consummation of the Reorganization (although some portfolio transitioning may occur before the Reorganization), subject to any restrictions imposed by the Internal Revenue Code.  Based on that assumption, it is currently estimated that brokerage commissions and other transaction costs associated with such portfolio transitioning will be approximately $34,251.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the combined Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the combined Fund’s shareholders.  For example, if the repositioning had occurred on July 26, 2019, the combined Fund would have recognized approximately $34.31 million in capital gains (approximately $1.97 or 5.68% per share) as a result of the sale of such portfolio securities.

For more detailed information about the tax consequences of the Reorganization please refer to the “Certain U.S. Federal Income Tax Consequences of the Reorganization” section below.
Has the Board of the Target Fund approved the proposed Reorganization?
Yes. BNYM Adviser proposed that the Target Company Board approve the Reorganization, in light of a number of factors, including, but not limited to, the anticipated lower net operating expenses of the Acquiring Fund, the similarity in the Target Fund’s and Acquiring Fund’s investment objectives and strategies and the distribution opportunities discussed above. After careful consideration and upon the recommendation of BNYM Adviser, the Target Company Board approved the Reorganization and the Plan and recommends that Target Fund Shareholders vote in favor of the Reorganization. For information regarding the factors that were considered by the Target Company Directors, please refer to the section below entitled “Board Considerations.”
How will the number of Acquiring Fund Shares that I will receive be determined?
As a Target Fund Shareholder, you will receive your pro rata share of the Acquiring Fund Shares received by the Target Fund in the Reorganization. The number of Acquiring Fund Shares that the Target Fund Shareholders will receive will be based on the relative net asset values (“NAVs”) of the Target Fund and the Acquiring Fund as of the regular close of business of the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date. Subject to the terms of the Plan, the Target Fund’s assets will be valued pursuant to the NMF Trust’s valuation procedures (“NMF Trust’s Valuation Procedures”), determined as of the close of business on the last business day before the Closing Date (the “Valuation Date”). The total value of your holdings should not change as a result of the Reorganization.
How do the fees of the Acquiring Fund compare to those of the Target Fund?
As a result of the Reorganization and after any applicable expense waivers and reimbursements, Target Fund Shareholders can expect to experience lower total operating expenses as a percentage of average daily net assets as shareholders of the Acquiring Fund after the Reorganization.
The Acquiring Fund has a lower investment advisory fee and, as described below, although circumstances might change, is anticipated to have lower total annual fund expenses than the Target Fund.  The annual investment advisory fee rate of the Acquiring Fund – at 0.60% of the Acquiring Fund’s average daily net assets – is lower than the annual investment advisory fee rate of the Target Fund – at 0.90% of the Target Fund’s average daily net assets, and Target Fund shares and Acquiring Fund Shares each have a 0.10% Rule 12b-1 distribution and service fee, no administrative services fee, and no front-end sales load.  However, unlike the arrangements between most investment advisers and the funds they manage, the Target Fund pays BNYM Adviser a "unitary" fee and BNYM Adviser pays all of the Target Fund's expenses except for certain fees and expenses described in the Target Fund Prospectus.  The Acquiring Fund pays NFA a separate investment advisory fee, pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly.  Consequently, although the Acquiring Fund Shares are expected to have a lower total annual expense ratio than the Target Fund, because the "other" expenses of Acquiring Fund Shares may vary from year to year, it is possible that the total fund operating expenses of the Acquiring Fund will be more or less than those of the Target Fund.  NFA has entered into a written contract limiting annual fund operating expenses of the Acquiring Fund to 0.66%, excluding Rule 12b-1 fees and certain other expenses, until the later to occur of (i) February 28, 2022, or (ii) two years after the completion of the Reorganization.
For more details, please see “Comparison of Fee Tables” and “Comparison of Investment Advisers and Other Service Providers” below.

Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?
No.  You will not have to pay any front-end sales charges, contingent deferred sales charges (“CDSCs”) or redemption/exchange fees in connection with the Reorganization, which means that the aggregate value of Acquiring Fund Shares issued to you in the Reorganization will be equal to the aggregate value of the Target Fund shares you own immediately prior to the Reorganization. Holders of Target Fund shares will be eligible to purchase additional Class K shares of the Acquiring Fund after the Reorganization.  Purchases of additional Class K shares of the Acquiring Fund are not subject to any sales charges.
Please see the sections entitled “Comparison of Fee Tables,” and “Comparison of Purchase, Redemption and Exchange Procedures” below for more information.
How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Target Fund?
The share purchase, redemption, and exchange procedures of the Acquiring Fund are similar to those of the Target Fund, except that the Target Fund and the Acquiring Fund have different mandatory redemption policies with respect to shareholder accounts with low balances. For more information concerning the share purchase, redemption and exchange procedures of the Target Fund and the Acquiring Fund, please see the “Comparison of Purchase, Redemption and Exchange Procedures” section below.
Are the investment objectives and strategies of the Acquiring Fund similar to the investment objectives and strategies of the Target Fund?
The investment objectives of the Funds have some similarities, but also important differences.  Specifically, the Target Fund seeks capital appreciation, while the Acquiring Fund seeks total return, consisting of capital appreciation and/or income. To pursue its investment objective, the Target Fund invests in both growth and value stocks, while the Acquiring Fund invests in value stocks only. Each Fund’s investment objective is non-fundamental and may be changed by the relevant Board upon 60 days’ prior written notice to the respective Fund's shareholders. While some of the investment strategies and policies of the Acquiring Fund are similar to those of the Target Fund, most of the investment strategies and policies of the Acquiring Fund differ from those of the Target Fund.
Given the differences in objectives and strategies, Target Fund Shareholders may experience a significantly different strategy as shareholders of the Acquiring Fund. For a detailed comparison of the Target Fund’s and Acquiring Fund’s investment objectives and strategies and a discussion of certain differences, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”
Do the fundamental investment policies differ between the Target Fund and the Acquiring Fund?
The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar to one another, and include certain investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”). For more information about the Funds’ fundamental investment policies, see the section below entitled “Comparison of Fundamental and Non-Fundamental Investment Policies.”
Do the principal risks associated with investments in the Target Fund differ from the principal risks associated with investments in the Acquiring Fund?
Although the Acquiring Fund and the Target Fund have certain similar principal risks, there are also significant differences in the investment risks of the two Funds.  Specifically, the Target Fund and Acquiring Fund share the following risks: equity securities risk, market and selection risks, and value style risk. However, the Target Fund also includes large-cap stock risk, management risk, and growth style risk.  Additionally, the Acquiring Fund also includes convertible securities risk, derivatives risk, dividend-paying stock risk, foreign securities risk, initial public offering risk, new fund risk, preferred stock risk, quantitative analysis strategy risk, and sector risk.  For a detailed comparison of each Fund’s principal risks, see the section below entitled “Comparison of Investment Objectives, Strategies and Risks.”
How many votes am I entitled to cast?
As a shareholder of the Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of the Target Fund on the record date of [date], 2019 (the “Record Date”). Completion of the Reorganization is conditioned on the approval of the Reorganization by the Target Fund Shareholders.
How do I vote my shares?
You can vote your shares in person at the Meeting or by completing and signing the enclosed Proxy Card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your Proxy Card and following the recorded instructions or by Internet by going to the website printed on your Proxy Card and following the instructions. If you need any assistance, or have any questions regarding the proposed Reorganization or how to vote your shares, please call 1-800-373-9387.
What are the quorum and approval requirements for the Reorganization?
Holders of at least one-third of the shares of the Target Fund that are outstanding as of the Record Date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the Reorganization with respect to the Target Fund.  Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target Fund, whichever is less (a “1940 Act Majority”).
What if there are not enough votes to reach a quorum or to approve the Reorganization by the scheduled Meeting date?
If there are not sufficient votes to approve the Reorganization or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, additional action may be needed.  [   ], a proxy solicitation firm, or other persons who are affiliated with BNYM Adviser, the Target Fund or their affiliates, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls and related expenses.
What happens if the Reorganization is not approved by the Target Fund’s shareholders?
If the Target Fund Shareholders do not approve the Reorganization, the Target Company may consider other alternatives. Until any such alternatives are acted upon, the Target Fund would continue its operations, and would be overseen by the Target Company Board and managed by BNYM Adviser.
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND
Comparison of Fee Tables
The table below allows Target Fund Shareholders to compare the management fees and expense ratios of the Target Fund with the estimated management fee and expense ratio of the Acquiring Fund and to analyze the estimated expenses that the Acquiring Fund expects to bear following the Reorganization. Annual Fund Operating Expenses are paid by each Fund. For the Acquiring Fund, Annual Fund Operating Expenses (and related Expense Examples) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the tables below are based on expenses for the twelve-month period ended [April 30, 2019] for the Target Fund. The numbers provided in the following expense tables and examples for the Acquiring Fund are estimates because this Fund has not commenced operations as of the date of this Proxy Statement/Prospectus. As such, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.
BNY MELLON DISCIPLINED STOCK FUND – SHARES
NATIONWIDE MELLON DISCIPLINED VALUE FUND – CLASS K SHARES

	BNY Mellon Disciplined Stock Fund (Target Fund)	Nationwide Mellon Disciplined Value Fund (Acquiring Fund) and Pro Forma Combined
	Shares	Class K Shares
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on redemptions (as a percentage of amount redeemed on shares held for 60 days or less)	None	None
Redemption Fee (as a percentage of amount redeemed on shares held for 60 days or less)	None	None

	BNY Mellon Disciplined Stock Fund (Target Fund)	Nationwide Mellon Disciplined Value Fund (Acquiring Fund) and Pro Forma Combined
	Shares	Class K Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.90%	0.60%
Distribution and/or Service (12b-1) Fees	0.10%	0.10%
Other Expenses[2]	0.01%	0.07%[3]
Total Annual Fund Operating Expenses	1.01%	0.77%
Fee Waiver/Expense Reimbursement	(0.01)%[4]	(0.01)%[5]
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.00%	0.76%

[1]  Details regarding the Target and Acquiring Funds’ management fee schedules can be found in the “Comparison of Investment Advisers and Other Service Providers” section of this Proxy Statement/Prospectus.

[2]   Neither the Target Fund nor the Acquiring Fund will bear any direct fees or expenses in connection with the proposed Reorganization, except with respect to the cost, if any, of buying and selling portfolio securities necessary to effect the Reorganization. These Reorganization expenses have not been reflected in the tables above.  All other costs of the Reorganization shall be divided among NFA, BNYM Adviser, and Mellon Investments as agreed among those parties.

[3]  “Other Expenses” are based on estimated amounts for the current fiscal year.

[4]  BNYM  Adviser has agreed in its investment management agreement with the Target Company on behalf of the Target Fund to (1) pay all of the Target Fund’s expenses, except management fees, Rule 12b-1 fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel, and (2) reduce its fees pursuant to the investment management agreement in an amount equal to the Target Fund’s allocable portion of the fees and expenses of the non-interested board members and their counsel (in the amount of .01% for the past fiscal year). These provisions in the investment management agreement may not be amended without the approval of the Target Fund’s shareholders.

[5]  Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “NFA”) have entered into a written contract limiting annual fund operating expenses to 0.66% until the later to occur of (i) February 28, 2022, or (ii) two years after the date on which the Reorganization is completed. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and may exclude other non-routine expenses not incurred in the ordinary course of the Acquiring Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the NMF Trust. NFA may request and receive reimbursement from the Acquiring Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the expense limitation agreement at a date not to exceed three years from the date in which the corresponding waiver or reimbursement to the Acquiring Fund was made. However, no reimbursement may be made unless: (i) the Acquiring Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Acquiring Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the expense limitation agreement.

Expense Examples
The following Examples are intended to help you compare the cost of investing in shares of the Target Fund with the cost of investing in Class K shares of the Acquiring Fund before and after the Reorganization based on expenses as of April 30, 2019, and allow you to compare these costs with the cost of investing in other mutual funds.
The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. It assumes a 5% return each year and no change in expenses, reflecting the expense limitation agreement that applies to the Acquiring Fund. Because the Examples are hypothetical and for comparison only, your actual costs may be higher or lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
BNY Mellon Disciplined Stock Fund
(Target Fund)
	1 Year	3 Years	5 Years	10 Years
Shares	$102	$318	$552	$1,225

Nationwide Mellon Disciplined Value Fund
(Acquiring Fund)
and
Pro Forma Combined
	1 Year	3 Years	5 Years	10 Years
Class K	$78	$244	$426	$952
The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Examples presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for at least two years after the Closing Date. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, such as the future level of the Acquiring Fund’s assets. Those factors are beyond the control of the Target Fund, the Acquiring Fund, BNYM Adviser and NFA. The pro forma information in the previous tables should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and may change.
If the Reorganization is approved, the Acquiring Fund’s expense structure will be retained.
Comparison of Investment Objectives, Strategies and Risks
The following summarizes the investment objectives, strategies and risks of the Target Fund and the Acquiring Fund. Further information about the Target Fund’s and Acquiring Fund’s investment objectives, strategies and risks are contained in the Target Fund Prospectus and SAI and the Acquiring Fund Prospectus and SAI, which are on file with the SEC. The Target Fund Prospectus and Acquiring Fund Prospectus are also incorporated herein by reference.
Investment Objective
The investment objectives of the Funds have some similarities, but also important differences.  Specifically, the Target Fund seeks capital appreciation, while the Acquiring Fund seeks total return, consisting of capital appreciation and/or income. To pursue its investment objective, the Target Fund invests in both growth and value stocks, while the Acquiring Fund invests in value stocks only. Each Fund’s investment objective is non-fundamental and may be changed by the relevant Board upon 60 days’ prior written notice to the respective Fund's shareholders.

Investment Strategies
The principal investment strategies of the Target Fund and the Acquiring Fund are similar in some ways and differ in others. The Target Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks, and the Acquiring Fund invests, under normal circumstances, at least 80% of its net assets in equity securities, primarily common stocks. The Target Fund focuses on stocks of large-cap companies, which are generally established companies that are considered "known quantities," with market capitalizations of $5 billion or more at the time of purchase. The Acquiring Fund may also invest in preferred stocks and convertible securities, and it may invest up to 30% of its net assets in securities of foreign companies, which are companies organized under the laws of countries other than the United States. Although the Acquiring Fund typically invests in seasoned issuers, it may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter.
The Target Fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. The Target Fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the S&P 500® Index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy.  The S&P 500 Index is often considered a proxy for the stock market in general.  Companies included in the S&P 500 Index generally have market capitalizations in excess of $6.1 billion, to the extent consistent with market conditions. In selecting securities, the Target Fund’s portfolio managers use a computer model to identify and rank stocks within an industry or sector, based on several characteristics, including:
•	Value, or how a stock is priced relative to its perceived intrinsic worth;
•	Growth, in this case the sustainability or growth or earnings; and
•	Financial profile, which measures the financial health of the company.
The Acquiring Fund will employ a value style of investing, focusing on dividend-paying stocks and other investments and investment techniques that provide income, including writing (selling) covered call options. The subadviser identifies potential investments through extensive quantitative and fundamental research, using a bottom-up approach that emphasizes three key factors:
•	Value: quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;
•	Sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial history; and
•
Positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

NFA and Mellon Investments serve as the investment adviser and subadviser to the Acquiring Fund, respectively, subject to the supervision of the NMF Board.  The Acquiring Fund subadviser’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000® Value Index, the Acquiring Fund's benchmark index, although the Acquiring Fund may emphasize one or more particular sectors at times.
Investment Risks
Although the Target Fund and Acquiring Fund have certain similar principal risks, there are also significant differences in the investment risks of the two Funds. Specifically, the principal strategies of both the Target Fund and Acquiring Fund involve equity securities risk and value stock risk. Although foreign securities risk is not identified as a principal risk by the Target Fund, both the Target Fund and Acquiring Fund have exposure to foreign securities risks due to the Target Fund’s investment in ADRs and the Acquiring Fund’s direct investments in foreign securities.  However, because the Acquiring Fund does not invest in growth stocks as a principal strategy, the Acquiring Fund has not identified growth stock risk as a principal risk.  Additionally, because of the Acquiring Fund’s investments in dividend paying stocks, initial public offerings and transactions in derivatives, the Acquiring Fund has identified the following principal risks:  dividend-paying stocks risk, initial public offering risk, and derivatives risk.   Finally, as a new series of the NMF Trust, the Acquiring Fund has identified new fund risk as a principal risk. Below is a description of the risks of investing in the Target Fund and Acquiring Fund.
Neither the Target Fund nor the Acquiring Fund can guarantee that it will achieve its investment objective. An investment in the Acquiring Fund, as well as in the Target Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Target Fund, will fluctuate, sometimes dramatically, which means you could lose money.
Convertible securities risk – (Acquiring Fund) The value of convertible securities may fall when interest rates rise and increase when interest rates fall. The prices of convertible securities with longer maturities tend to be more volatile than those with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Acquiring Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations.
Equity securities risk – (Acquiring Fund and Target Fund) Stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Derivatives risk – (Acquiring Fund) Derivatives may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. Futures contracts and options on futures contracts may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Acquiring Fund’s losses and reducing the Acquiring Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts and related options may be illiquid, making it difficult to close out an unfavorable position.
Options – purchasing and selling options are highly specialized activities and entail greater-than-ordinary investment risks. The ability to close out positions in exchange-traded options depends on the existence of a liquid market. Options that expire unexercised have no value.
Dividend-paying stock risk – (Acquiring Fund) There is no guarantee that the issuers of the stocks held by the Acquiring Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Acquiring Fund’s emphasis on dividend-paying stocks could cause the Acquiring Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Foreign securities risk – (Acquiring Fund) Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Growth stock risk – (Target Fund) Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

Initial public offering risk – (Acquiring Fund) Availability of IPOs may be limited and the Acquiring Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like, which may adversely impact Fund performance. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Large-cap stock risk – (Target Fund) To the extent the Target Fund invests in large capitalization stocks, the Target Fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.
Management risk – (Target Fund) The investment process used by the Target Fund’s portfolio managers could fail to achieve the Target Fund’s investment goal and cause your Fund investment to lose value or may cause the Target Fund to underperform other funds with similar investment goals.
Market and selection risks – (Acquiring Fund and Target Fund) Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
New fund risk – (Acquiring Fund) The Acquiring Fund is newly formed. The Acquiring Fund’s investment strategy may not be successful under all future market conditions, which could result in the Acquiring Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Preferred stock risk – (Acquiring Fund) A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. Preferred stocks often behave like debt securities, but have a lower payment priority than the issuer’s bonds or other debt securities. Therefore, they may be subject to greater credit risk than those of debt securities. Preferred stocks also may be significantly less liquid than many other securities, such as corporate debt or common stock.
Quantitative analysis strategy risk – (Acquiring Fund) The success of the Acquiring Fund's investment strategy may depend in part on the effectiveness of the subadviser's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.
Sector risk – (Acquiring Fund) Investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Acquiring Fund emphasizes one or more industries or economic sectors, it may be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Value style risk – (Acquiring Fund and Target Fund) Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued actually may be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.
Comparison of Fundamental and Non-Fundamental Investment Policies
As required by the 1940 Act, each of the Target Company, on behalf of the Target Fund, and NMF Trust, on behalf of the Acquiring Fund, has adopted certain fundamental investment policies including policies regarding borrowing money, issuing senior securities, engaging in the business of underwriting, concentrating investments in a particular industry or group of industries, purchasing and selling real estate, making loans, purchasing commodities and purchasing securities consistent with the maintenance of its diversification status, and has also adopted certain non-fundamental investment policies. Fundamental investment policies may not be changed without the affirmative vote of the lesser of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. The fundamental investment policies of the Target Fund and the Acquiring Fund are substantially similar.
Further information about each Fund’s fundamental and non-fundamental investment restrictions are contained in the Target Fund’s and Acquiring Fund’s SAIs, which are on file with the SEC.
Comparison of Portfolio Turnover
The Target Fund’s portfolio turnover for its most recent fiscal year ended October 31, 2018 was 72.06% of the average value of its portfolio. The Acquiring Fund has not commenced operations as of the date of this Proxy Statement/Prospectus; however, it is anticipated that the Acquiring Fund’s portfolio turnover rate will likely be similar to that of the Target Fund.
Comparison of Fund Performance
If the Reorganization is approved, the Acquiring Fund will assume and continue the performance history of the Target Fund. The Acquiring Fund does not have performance history because it has not yet commenced operations as of the date of this Proxy Statement/Prospectus. For more information about performance, see the “Performance Information” section of the Target Fund Prospectus, which is incorporated herein by reference.
Comparison of Investment Advisers and Other Service Providers
Investment Advisers
NFA, located at One Nationwide Plaza, Columbus, Ohio 43215, serves as the investment adviser for the Acquiring Fund, and thus manages the investment of the Acquiring Fund’s assets and supervises the Acquiring Fund’s daily business affairs. Subject to the supervision of the NMF Board, NFA also determines the allocation of Acquiring Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. As of March 31, 2019, NFA had approximately $89.6 billion in assets under management. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.
Mellon Investments, located at BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108, serves as the subadviser for the Acquiring Fund. Mellon Investments was established in 1933 with roots tracing back to the late 1800s. Mellon Investments was formed on January 31, 2018, through the merger of The Boston Company Asset Management, LLC and Standish Mellon Asset Management Company LLC into Mellon Capital Management Corporation. Effective January 2, 2019, the combined firm was renamed Mellon Investments Corporation.
BNYM Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the investment adviser for the Target Fund. Founded in 1947, BNYM Adviser manages approximately $239 billion in 147 mutual fund portfolios. BNYM Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation, a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Additional information is available at www.bnymellon.com.
For their services as investment advisers, BNYM Adviser and NFA are each entitled to receive an annual investment advisory fees, however, the advisory fee structures are different.  Unlike the arrangements between most investment advisers and the funds they manage, the Target Fund pays BNYM Adviser a "unitary" fee at the annual rate of 0.90% of the value of the Target Fund's average daily net assets.  Under the unitary fee structure, BNYM Adviser pays all of the Target Fund's expenses except for management fees, Rule 12b-1 fees and certain other expenses, including the fees and expenses of the non-interested board members and their counsel.  Although BNYM Adviser does not pay for the fees and expenses of the Target Fund's non-interested Board members (including counsel fees), BNYM Adviser is contractually required to reduce its fee by an amount equal to the Target Fund's allocable share of such fees and expenses.  The Acquiring Fund pays NFA an investment advisory fee at the annual rate of 0.60% of the value of the

Acquiring Fund's average daily net assets up to $1 billion, and 0.575% on assets of $1 billion or more, pays certain other service providers (such as the custodian and transfer agent) directly, and bears other Acquiring Fund expenses directly.
Primary Portfolio Managers

One of the Target Fund’s primary portfolio managers will also be one of the primary portfolio managers to the Acquiring Fund.

BNY Mellon Disciplined Stock Fund
John C. Bailer, CFA, portfolio manager for the Target Fund since 2014.
George E. DeFina, portfolio manager for the Target Fund since 2015.

Nationwide Mellon Disciplined Value Fund
John C. Bailer, CFA, portfolio manager for the Acquiring Fund since 2019.
Brain C. Ferguson, portfolio manager for the Acquiring Fund since 2019.
David S. Intoppa, portfolio manager for the Acquiring Fund since 2019.

For more information about the management of the Target Fund, please refer to the “Management” section of the Target Fund’s Prospectus, which is incorporated herein by reference, and to the “Certain Portfolio Manager Information” section of the Target Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the Target Company Board’s approval of the investment advisory agreement for the Target Fund is available in the Target Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2019.
For more information about the management of the Acquiring Fund, please refer to the “Fund Management” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” and “Appendix C – Portfolio Managers” sections of the Acquiring Fund’s SAI, which is incorporated by reference into the SAI related to this Proxy Statement/Prospectus. A discussion regarding the basis for the NMF Board’s approval of the investment advisory and subadvisory agreements for the Acquiring Fund will be available in the Acquiring Fund’s first annual or semiannual report to shareholders following commencement of operations.
NFA and the NMF Trust have received an exemptive order from the SEC for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser, such as Mellon Investments (excluding hiring a subadviser which is an affiliate of NFA), with the approval of the NMF Board but without the approval of shareholders (the “Manager of Managers Order”). The Manager of Managers Order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the NMF Board but without shareholder approval. If a new unaffiliated subadviser is hired for the Acquiring Fund, shareholders will receive information about the new subadviser within 90 days of the change. The Manager of Managers Order allows the Acquiring Fund greater flexibility, enabling it to operate more efficiently.

Pursuant to the Manager of Managers Order, NFA monitors and evaluates subadvisers, which includes the following:

•	performing initial due diligence on prospective Acquiring Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers;
•	making recommendations to the NMF Board regarding renewal, modification or termination of a subadviser’s contract; and
•	selecting Acquiring Fund subadvisers.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the NMF Board regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or the Acquiring Fund will obtain favorable results at any given time. Neither NFA nor the NMF Board currently intends to replace Mellon Investments as subadviser to the Acquiring Fund in reliance on the Manager of Managers Order, but may recommend such action in the future consistent with its obligations to evaluate and monitor the Acquiring Fund’s subadviser(s). Additionally, NFA has agreed to recommend to the NMF Trustees that Mellon Investments be retained as subadviser to the Acquiring Fund for five years following the consummation of the Reorganization, subject to NFA’s fiduciary obligations and certain contractual conditions.
Custodian
The Bank of New York Mellon, 240 Greenwich Street New York, NY 10286, provides custodian services for the assets of the Target Fund.
JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, provides custodian services for the assets of the Acquiring Fund.
Administrator
In addition to advisory services, BNYM Adviser provides the Target Fund with certain administrative and accounting services, which are included in the management fee payable to BNYM Adviser. BNYM Adviser also generally maintains office facilities on behalf of the Target Fund, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the Target Fund (including accounting and administration services). BNYM Adviser has entered into a Sub-Administration and Accounting Agreement with The Bank of New York Mellon to provide certain fund sub-administration services for the Target Fund.
Nationwide Fund Management LLC (“NFM”), One Nationwide Plaza, 5-02-210, Columbus, Ohio 43215, provides various administration and accounting services to the Acquiring Fund, including daily valuation of the Acquiring Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the NMF Board. The fee for these services is in addition to the investment advisory fee payable to NFA.  NFM has entered into a Sub-Administration Agreement with JPMorgan Chase Bank, N.A. to provide certain fund sub-administration services for the Acquiring Fund.
Transfer Agent
BNY Mellon Transfer, Inc. (“BNYM Transfer”) is the Target Fund’s transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the Target Fund, BNYM Transfer arranges for the maintenance of shareholder account records for the Target Fund, the handling of certain communications between shareholders and the Target Fund and the payment of dividends and distributions payable by the Target Fund. BNYM Transfer has also entered into a Sub-Transfer Agent Servicing Agreement with BNY Mellon Investment Servicing (US) Inc. to provide certain sub-transfer agency services for the Target Fund.
NFM serves as transfer agent and dividend disbursing agent for the Acquiring Fund. NFM has also entered into a Sub-Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (“US Bancorp”) to provide certain sub-transfer agency services for the Acquiring Fund.
Independent Registered Public Accounting Firm
KPMG LLP (“KPMG”), 345 Park Avenue, New York, New York 10154, serves as the Target Fund’s independent registered public accounting firm.
PricewaterhouseCoopers LLP (“PwC”), Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as the Acquiring Fund’s independent registered public accounting firm.

Comparison of Share Classes and Distribution Arrangements
As shown below, the Target Fund will be reorganized with and into the Acquiring Fund, whereby Target Fund Shareholders will be issued Acquiring Fund Shares. The following section describes the different distribution arrangements and eligibility requirements of the Target Fund and Acquiring Fund Shares.
Distribution of Target Fund and Acquiring Fund Shares
BNY Mellon Securities Corporation, located at 240 Greenwich Street, New York, NY 10286, serves as the principal underwriter of the Target Fund pursuant to a written agreement.
Nationwide Fund Distributors LLC (“NFD”), One Nationwide Plaza, 5-02-210, Columbus, Ohio 43215, serves as principal underwriter for the Acquiring Fund pursuant to a written agreement.
Class Structure
The Target Fund offers one class of shares, while the Acquiring Fund offers Class A, Class K, Class R6, Institutional Service Class and Eagle Class shares. Target Fund Shareholders will receive Class K shares of the Acquiring Fund in connection with the Reorganization.
The eligibility requirements, distribution and service fees and sales charges of the Target Fund and Acquiring Fund are further described, and the material differences are highlighted, in the following sub-sections.
Eligibility requirements. Shares of the Target Fund are generally available for purchase by investors, subject to a minimum initial purchase of $2,500.
Class K shares of the Acquiring Fund are subject to a minimum initial investment of $2,000 (waived for Target Fund Shareholders receiving Acquiring Fund Shares as part of the Reorganization), and will be available for purchase by investors who owned shares of the Target Fund as of the Valuation Date.
The purchase of Target Fund shares is not subject to eligibility requirements. Additional information about the eligibility requirements to purchase the Acquiring Fund’s shares is available in its Prospectus and SAI.
Sales Charges. Shares of the Target Fund and Class K shares of the Acquiring Fund are offered at NAV, without an initial sales charge or a CDSC.
Distribution Plans. The Target Fund is subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under its Rule 12b-1 plan, the fund pays its distributor, BNY Mellon Securities Corporation, a fee at the annual rate of 0.10% to compensate the distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of fund shares. The distributor is permitted to pay financial intermediaries pursuant to the Rule 12b-1 plan. The Acquiring Fund is subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.  Under its Rule 12b-1 Plan, Class K shares of the Acquiring Fund are subject to a distribution and/or servicing fee of 0.10% to compensate the distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of fund shares. For more information about the distribution of the Acquiring Fund’s shares, please refer to the “Investing with Nationwide Funds” section of the Acquiring Fund’s Prospectus, which is incorporated herein by reference, and to the “Investment Advisory and Other Services” section of the Acquiring Fund’s SAI.
Comparison of Purchase, Redemption and Exchange Procedures
Purchase Procedures
The purchase procedures employed by the Target Fund and the Acquiring Fund are similar. The Target Fund and the Acquiring Fund both offer shares through their respective distributors on a continuous basis. Shares of the Target

Fund and the Acquiring Fund may be purchased directly through their respective transfer agents and through other authorized financial intermediaries. The purchase price of each share of the Target Fund and the Acquiring Fund is based on the net asset value next determined after the order is received in proper form by the Target Fund or Acquiring Fund or their respective agents. Purchases of shares of the Target Fund and the Acquiring Fund may be made by mail, telephone or online.
Additional information regarding the purchase procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.
Investment Minimums
Target Fund shares and Acquiring Fund Shares require a minimum investment. With respect to Class K shares of the Acquiring Fund, the minimum investment requirement is in addition to the other eligibility requirements discussed above.
The minimum investment requirements for shares of the Target Fund are set forth below:
Minimum investments:
Shares
To open an account	$2,500
To add to an account	$100
The minimum investment requirements for Class K shares of the Acquiring Fund are set forth below:
Minimum investments:
Class K
To open an account	$2,000
Additional investments	$100
Minimum investment requirements do not apply to Acquiring Fund Shares received in the Reorganization. If you purchase shares through an intermediary, different minimum account requirements may apply. NFD reserves the right to waive the investment minimums under certain circumstances.
Redemption Procedures
The redemption procedures employed by the Target Fund and the Acquiring Fund are similar, with a few exceptions. Shareholders of both the Target Fund and the Acquiring Fund may redeem shares at any time. Generally, both the Target Fund and the Acquiring Fund forward redemption proceeds as promptly as possible, but no later than seven days, with certain limited exceptions. The Target Fund and the Acquiring Fund both make redemptions in cash, typically by check, electronic bank transfer or wire. Both the Target Fund and the Acquiring Fund reserve the right to determine whether to satisfy redemption requests by making payments in securities or other property (also known as a redemption in-kind).
The Target Fund and the Acquiring Fund have different mandatory redemption policies with respect to shareholder accounts with low balances. For the Target Fund, if your account falls below $500, the Target Fund may ask you to increase your balance. If your balance remains below $500 after 45 days, the Target Fund reserves the right to redeem your shares, close your account and send you the proceeds. The Acquiring Fund reserves the right to charge a $5 quarterly fee, with certain exceptions, when a shareholder’s account balance falls below $2,000 ($1,000 for IRA accounts). In addition, the Acquiring Fund reserves the right to redeem shares and close a shareholder’s account if the value of the shareholder’s account falls below $2,000 ($1,000 for IRA accounts) due to a redemption of shares. The Acquiring Fund provides 60 days’ written notice to allow shareholders to increase their account balance before the account is closed.

Additional information regarding the redemption procedures of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.
Comparison of Exchange Privileges
Shares of the Target Fund generally may be exchanged for shares of other funds in the BNY Mellon Family of Funds, subject to minimum investment requirements, sales charges, and certain limitations, exceptions, and procedures. Class K shares of the Acquiring Fund generally may be exchanged without sales charges for Class A shares of any other series of the NMF Trust, subject to minimum investment requirements, certain limitations, exceptions, and procedures. Class K shares of the Acquiring Fund may be exchanged for Investor Shares of the Nationwide Government Money Market Fund.  Investor Shares are subject to no Rule 12b-1 distribution fee, but are subject to an administrative services fee of up to 0.25%.
Shareholders of the Target Fund or the Acquiring Fund seeking to exchange their shares are subject to the exchange policies of the fund into which they are seeking to exchange. In addition, the fund into which a shareholder is seeking to exchange may have different investment objectives, principal investment strategies, risks, fees and other features of which shareholders should be aware before making an exchange. Additional information regarding the Target Fund and the Acquiring Fund, including their exchange privileges, is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.
Exchanges are treated as a sale of fund shares and a purchase of fund shares for U.S. federal tax purposes.
Frequent or Short-Term Trading Policies
The Target Fund and the Acquiring Fund each have policies and procedures to discourage excessive or short-term trading. Each of the Target Fund and the Acquiring Fund reserves the right to reject or limit any order to purchase shares when it believes that it is in the best interests of such Fund. A further description of the Target Fund’s and the Acquiring Fund’s policies related to deterring excessive short-term trading activity can be found in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of each Prospectus.
Comparison of Dividend and Distribution Policies and Fiscal Years
Dividend and Distribution Policies
The Target Fund normally will make distributions of dividends quarterly and capital gains, if any, annually. The Acquiring Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Acquiring Fund will declare and distribute net realized capital gains, if any, at least annually.
With respect to both the Target Fund and the Acquiring Fund all income and capital gain distributions are automatically reinvested in shares of the applicable Fund, unless you request in writing a payment in cash.
Additional information regarding the dividend and distribution policies of the Target Fund and the Acquiring Fund is available in their respective Prospectuses. The cover page of this Proxy Statement/Prospectus explains how you can obtain a copy of the Prospectuses.
Fiscal Years
The fiscal year end for each of the Target Fund and Acquiring Fund is October 31.

Comparison of Business Structures, Shareholder Rights and Applicable Law
The Target Fund is a series of a corporation created under the laws of the State of Maryland. If the Reorganization is approved, the Target Fund will reorganize into a series of the NMF Trust, a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The following is a discussion of certain provisions of the governing instruments and governing laws of the Target Fund and the Acquiring Fund, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
Shares. The Directors of the Target Fund and the Trustees of the Acquiring Fund each have the power to issue shares of the respective Fund without shareholder approval. The governing documents of the Target Fund indicate that the total number of shares which the Target Fund has authority to issue is two hundred forty-five million (245,000,000) shares of Common Stock, all of which are of a par value of one tenth of one cent ($.001) each. The governing documents of the Acquiring Fund indicate that the amount of shares that the Acquiring Fund may issue is unlimited, without par value. Shares of the Target Fund and the Acquiring Fund have no preemptive rights.
Organization. The Target Fund is governed by the Target Company’s Articles of Incorporation (the “Target Company Articles”) and Bylaws (the “Target Company Bylaws”), each as may be amended, and its business and affairs are managed under the supervision of its Board of Directors. The NMF Trust is governed by its Second Amended and Restated Agreement and Declaration of Trust (the “NMF Declaration”) and its Second Amended and Restated Bylaws (the “NMF Bylaws”), and its business and affairs are managed under the supervision of its Board of Trustees.
Composition of the Board of Directors/Trustees. Pursuant to the Target Company Bylaws, the Target Company Board shall consist of no less than three Directors, each of whom shall hold office during the lifetime of the Fund until he or she dies, retires, resigns, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of his successor.
The NMF Declaration provides that the NMF Board shall be composed of no less than one nor more than fifteen Trustees, each of whom shall hold office for the lifetime of the NMF Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.
Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Target Fund and the Acquiring Fund are not required to hold annual meetings of shareholders, and neither the Target Fund nor the NMF Trust holds annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors or trustees unless less than a majority of the directors or trustees holding office have been elected by shareholders, at which time the directors or trustees then in office will call a shareholder meeting for the election of Directors or Trustees.
The Target Company Bylaws provide that special meetings of shareholders may be called by the Target Company Board or the president and shall be called by the secretary whenever the holders of shares entitled to at least a majority of all the votes entitled to be cast at such meeting shall make a duly authorized request that such meeting be called. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat, and no other business shall be transacted at any such special meeting. The secretary shall inform such stockholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the corporation of such costs. The secretary shall give notice as prescribed in the Target Company Bylaws.
The NMF Bylaws provide that shareholder meetings may be called by the NMF Board, by the chairperson or by the president or any vice president of the NMF Trust for the purpose of nominating specific persons for election to, or to fill vacancies on, the NMF Board (“Nominations”) and taking action upon any other business matter deemed by the NMF Board to be necessary or desirable (“Business Proposals”). A shareholder meeting must be called by the chairperson, the president or any vice president of the NMF Trust by proper written request from: (a) with respect to Nominations or removing an NMF Trustee, shareholders holding not less than 10% of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust; or (b) with respect to Business Proposals, shareholders holding not less than a majority of the outstanding shares of the NMF Trust on the date the written request is received at the offices of the secretary of the NMF Trust.
Submission of Shareholder Proposals. For the Acquiring Fund, a shareholder making a proposal at a shareholder meeting must: (i) have promptly provided to the NMF Trust any other information reasonably requested by the NMF Trust; (ii) have been a shareholder of record at the time that the written request was submitted to the secretary of the NMF Trust and must be a shareholder of record at the time of the shareholder meeting; (iii) be entitled to vote at the shareholder meeting; (iv) the NMF Trustees must determine that the proposal is lawful and proper to bring before the shareholder meeting; (v) the shareholder or its proxy must attend the shareholder meeting and present the proposal at the shareholder meeting, as it may be adjourned from time to time; and (vi) the requesting shareholder must pay the NMF Trust in advance the reasonably estimated cost of preparing and mailing the notice, proxy card and proxy statement relating thereto, with respect to each proposal, which an authorized officer of the NMF Trust shall determine and specify to the requesting shareholder.
For nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the NMF Trust, written notice must be delivered to the secretary of the NMF Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (“Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the NMF Board is increased and either all of the nominees for Trustee or the size of the increased NMF Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the secretary of the NMF Trust no later than the 10th day after such public announcement or disclosure. With respect to the nomination of individuals for election to the NMF Board at a special shareholder meeting, written notice must be delivered by a shareholder of the NMF Trust to the Secretary of the NMF Trust no later than the 10th day after such meeting is publicly announced or disclosed. Specific information, as set forth in the NMF Bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the NMF Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
The federal securities laws, which apply to the Target Fund and the Acquiring Fund, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the Target Fund and the Acquiring Fund are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
Number of Votes; Aggregate Voting. The governing instruments of both the Target Company, with respect to the Target Fund, and the NMF Trust, with respect to the Acquiring Fund (collectively, the “Governing Instruments”), provide that each shareholder is entitled to one vote for each whole share held, and a fractional vote for each fractional share held. Shareholders of the Target Fund are entitled to cumulative voting in the election of Directors, however the Acquiring Fund is not entitled to cumulative voting in the election of Trustees. With respect each Fund’s governing instrument, all shares shall be voted together, except when the matter affects the interests of one or more series (or classes), and then only the shareholders of the affected series (or classes) are entitled to vote.
Derivative Actions. The governing instruments of the Target Fund are silent on derivative actions, however, under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.
The governing instruments for the NMF Trust state that a shareholder may bring a derivative action on behalf of the NMF Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the NMF Board and, unless a demand is not required, shareholders who hold at least 10% of the outstanding shares must join in the demand for the NMF Board to commence an action, and the NMF Board must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
Right to Vote. The 1940 Act provides that shareholders of the Target Fund and the Acquiring Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, objectives or restrictions deemed to be fundamental. Shareholders of the Target Fund and shareholders of the Acquiring Fund also have the right to vote on certain matters affecting the Target Fund and the Acquiring Fund, respectively, or a particular share class thereof under their respective governing instruments and the Delaware Act and the laws of the State of Maryland. Target Fund Shareholders have the right to vote: (1) for the election of Target Company Directors; (2) for the removal of Target Company Directors; and (3) on the amendment of the Target Company Articles. Acquiring Fund shareholders have the right to vote (1) for the election of NMF Trustees; (2) for the removal of NMF Trustees; (3) on matters set forth in the NMF Declaration; (4) on the NMF Declaration; (5) on the amendment of the NMF Bylaws as set forth in the NMF Bylaws; (6) on such additional matters as may be required by the NMF Declaration, the NMF Bylaws, the 1940 Act, other applicable law and any registration statement of the NMF Trust; and (7) on such other matters as the NMF Board may consider necessary or desirable.
Quorum and Voting. If an approval is required by the 1940 Act, then, except for the election of trustees, the vote required by the 1940 Act is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote. Except as otherwise provided by the 1940 Act, for the Target Company, shareholder action is generally taken by a majority of votes cast, and a quorum consists of one-third of the shares entitled to vote. Only a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect Target Company Directors. Except as otherwise provided by the 1940 Act or other applicable law, for the NMF Trust, 40% of the outstanding shares entitled to vote present or represented by proxy constitute a quorum and, if a quorum is present at any meeting, a majority of the shares voted decide any questions, except a plurality vote is necessary for the election of Trustees.
Amendment of Governing Instruments. Except as described below, the Target Company Board and the NMF Board each have the right to amend, from time to time, their respective governing instruments. The Target Company Board has the exclusive power to make, alter, amend, and repeal the Target Company Bylaws. The NMF Bylaws may be amended, restated or repealed, or new NMF Bylaws may be adopted, by (i) the affirmative vote of a majority of votes cast at a shareholders meeting called for that purpose where a quorum of shareholders of the NMF Trust are present; (ii) the NMF Board, by a vote of a majority of the Trustees present at a meeting at which a quorum is present; or (iii) pursuant to Article VIII, Section 2(a) of the NMF Declaration and Section 3815(f) of the Delaware Act.
For the Target Fund, amendments to the Target Company Articles may be adopted at a meeting of shareholders upon receiving an affirmative vote of a majority of all votes entitled to be cast thereon.
For the Acquiring Fund, the NMF Declaration may be restated and/or amended at any time by an instrument in writing signed by not less than a majority of the NMF Board and, to the extent required by the NMF Declaration, the 1940 Act or the requirements of any securities exchange on which shares are listed for trading, by approval of such amendment by the shareholders in accordance with Article III, Section 6 and Article V of the NMF Declaration; provided, however, that no restatement or amendment may be made to the Declaration of the NMF Trust or the Bylaws that would change any rights with respect to any shares by reducing the amount payable thereon upon the liquidation of the NMF Trust or by diminishing or eliminating any voting rights pertaining to reducing the amount payable thereon upon liquidation of the NMF Trust, except with the vote or consent of the holders of two-thirds of the shares outstanding and entitled to vote.
Mergers, Reorganizations and Conversions. For the Target Fund, under Maryland law, to approve a consolidation, merger, share exchange, or transfer of assets, the board of directors of a corporation must: (i) adopt a resolution which declares that the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution; and (ii) direct that the proposed transaction be submitted for consideration at either an annual or a special meeting of the shareholders. The proposed consolidation, merger, share exchange, or transfer shall then be approved by the shareholders of the corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.
For the Acquiring Fund, the vote of a majority of the NMF Trustees may cause the Acquiring Fund to (i) merge or consolidate with or into one or more statutory trusts or “other business entities” (as defined in Section 3801 of the Delaware Act) formed or organized or existing under the laws of the State of Delaware or any other state of the United States or any foreign country or other foreign jurisdiction; (ii) convert to an “other business entity” (as defined in Section 3801 of the Delaware Act) formed or organized under the laws of the State of Delaware as permitted pursuant to Section 3821 of the Delaware Act; (iii) the shares of the Acquiring Fund to be converted into beneficial interests in another statutory or business trust (or series thereof) created pursuant to the NMF Trust’s governing instruments; (iv) the shares of the Acquiring Fund to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (v) sell, convey and transfer all or substantially all of the assets of the Acquiring Fund to another trust, statutory or business trust, partnership, limited partnership, limited liability company, corporation or other association organized under the laws of any state, in exchange for cash, shares or other securities, with such sale, conveyance and transfer either (a) being made subject to, or with the assumption by the transferee of, the liabilities of the Acquiring Fund, the assets of which are so transferred, as applicable, or (b) not being made subject to, or not with the assumption of, such liabilities. Any such transaction shall not require the vote of the shareholders unless such vote is required by the 1940 Act; provided, however, that the NMF Board shall provide at least 30 days’ prior written notice to the shareholders regarding such transaction.
Termination of a Fund. For the Target Fund, under Maryland law, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is required to approve the dissolution. In addition, Maryland law provides that shareholders of a corporation entitled to cast at least twenty-five percent (25%) of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in Maryland law (including, among other things, failure of the shareholders to elect directors). Under the Target Fund Articles, in the event of the liquidation or dissolution of the corporation, shareholders of each class shall be entitled to receive, as a class, out of the assets of the corporation available for distribution to shareholders, the assets belonging to such class and the assets so distributable to the shareholders of such class shall be distributed among such shareholders in proportion to the number of shares of such class held by them.
The Acquiring Fund may be dissolved (i) upon the vote of the holders of not less than a majority of the shares of the Acquiring Fund cast, or (ii) at the discretion of the NMF Board either (A) at any time there are no shares outstanding of the Acquiring Fund, or (B) upon prior written notice to the shareholders of the Acquiring Fund.
Liability of Shareholders. The governing instruments of the NMF Trust generally provide that shareholders will not be subject to personal liability for the obligations of the NMF Trust and contain an express disclaimer of shareholder liability for acts of the NMF Trust and provide for shareholder indemnification if any shareholder is personally held liable for the obligations of the NMF Trust. While the Target Fund’s governing instruments are silent as to shareholder liability, shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations.
 Liability of Directors/Trustees and Officers. Consistent with the 1940 Act, the Governing Instruments provide that no Director/Trustee or officer shall be subject to any personal liability in connection with the assets or affairs of a Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disqualifying Conduct”).
Indemnification. The governing instruments of the Target Company generally provide that the Target Fund shall indemnify and hold harmless each Director to the fullest extent that indemnification of directors is permitted by law. Nothing shall indemnify, hold harmless or protect any Director from or against any liability to the Target Company or any shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
The NMF Declaration generally provides that any Trustee or officer shall be indemnified by the NMF Trust against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred, if such person acted, or took no action, as the case may be, in good faith and without any Disqualifying Conduct, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.
Both the Target Company and the NMF Trust may advance expenses incurred in defending any proceedings subject to certain conditions.
BACKGROUND AND DIRECTORS’ CONSIDERATIONS RELATING TO THE REORGANIZATION
REASONS FOR THE REORGANIZATION

BNYM Adviser informed the Target Company Board that the Reorganization would permit Target Fund Shareholders to pursue a similar investment goal in a fund that has a lower management fee and is estimated to have a lower total expense ratio than the Target Fund. BNYM Adviser considered the future prospects for growth of the Target Fund on BNYM Adviser’s current distribution platform and concluded that, due to the existing shareholder base and limited growth prospects through financial intermediaries, NFA and its affiliates would be better positioned to market and distribute the Target Fund and that, over time, the Acquiring Fund may have better prospects for growth as part of the Nationwide Funds complex than as part of the BNYM Adviser fund complex. In addition, NFA had committed to make the Acquiring Fund a focus for distribution following the consummation of the Reorganization. BNYM Adviser also believes that, if the Acquiring Fund achieves greater asset size following the Reorganization, Target Fund Shareholders could potentially benefit from economies of scale and reduced costs over time.
The Target Company Board, including those Board members who are not “interested person” (as defined in the 1940 Act) of the Target Fund or the Acquiring Fund ("Independent Board Members"), at an in-person meeting, discussed and ultimately approved the Reorganization. The Target Company Board requested and obtained information from BNYM Adviser and NFA, in writing and orally, regarding, among other things, NFA’s organization, financial condition, investment reputation, product line, service quality, legal, risk and compliance infrastructure and legal and regulatory matters. The Target Company Board considered NFA’s distribution capabilities and current market conditions and developments affecting the mutual fund industry. Based upon information received prior to and at the Board meeting at which the Reorganization was considered, the Board, including a majority of the Independent Board Members, determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s Shareholders would not be diluted as a result of the Reorganization. The factors considered by the Board with regard to the Reorganization included, but are not limited to, the following:
•
The recommendation of BNYM Adviser, investment adviser to the Target Fund, based on BNYM Adviser’s belief that, due to the Target Fund’s existing shareholder base and limited growth prospects through financial intermediaries, NFA and its affiliates would be better positioned to market and distribute the Target Fund and that, over time, the Acquiring Fund may have better prospects for growth as part of the Nationwide Funds complex than as part of the BNYM Adviser fund complex.
•	That the Reorganization would permit Target Fund Shareholders to pursue a similar investment goal in a fund that has a lower management fee and a lower total expense ratio than the Target Fund.
•
NFA’s representation that it would make the Acquiring Fund a focus for distribution following the consummation of the Reorganization, which could benefit Target Fund Shareholders by providing the fund with potential asset growth opportunities that, if realized, may result in more efficient portfolio management and economies of scale for the fund.

•
That Mellon Investments, whose employees currently serve as portfolio managers of the Target Fund, will serve as subadviser to the Acquiring Fund after the Reorganization, thereby providing continuity of investment management.

•	The investment options and services offered to shareholders of the Acquiring Fund as part of the Nationwide Funds complex.
•	NFA’s experience and resources in managing mutual funds.
•
NFA’s contractual undertaking to limit the annual operating expenses of the Acquiring Fund to 0.66% (subject to certain exclusions) until the later to occur of either (i) February 28, 2022, or (ii) two years after the date on which the Reorganization is completed.

•
That the material terms of NFA’s investment management agreement for the Acquiring Fund are substantially similar to the material terms of BNYM Adviser’s investment management agreement for the Target Fund.

•
That the costs and expenses incurred directly in connection with the Reorganization will be borne solely by BNYM Adviser and NFA or their respective affiliates and that no costs or expenses will be borne by the Target Fund or the Target Fund Shareholders.

•
That at least 75% of the NMF Trust Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of NFA or BNYM Adviser for at least three years following the Reorganization.

•	The governance structure of the NMF Trust Board, the compliance program and the service providers rendering core services to the NMF Trust.
•
The representation of NFA to the Target Fund Board that, for at least two years after the Reorganization, NFA will not impose any “unfair burden” (as defined in the 1940 Act) on the Acquiring Fund or its shareholders.

•
That the Reorganization is expected to be a reorganization within the meaning of Section 368(a) of the Code, and therefore will constitute a tax-free reorganization and there will be no gain or loss recognized by the Target Fund or Target Fund Shareholders for federal income tax purposes as a result of the Reorganization.

In addition to the above factors, the Target Company Board considered the terms and conditions of the Plan.  The Target Company Board also took into account NFA’s belief that it will benefit from the Reorganization.  Future growth of Acquiring Fund assets benefits NFA because it can be expected to increase the total amount of fees payable to NFA and reduce the amount of fees and expenses, if any, required to be waived or reimbursed to maintain total annual operating expenses at agreed upon levels.  The Target Company Board also took into account the potential benefits to BNYM Adviser, Mellon Investments and NFA and their respective affiliates as a result of the strategic alliance between BNY Mellon Investment Management and NFA with respect to the investment management, fund custody, administration, securities lending, distribution and marketing of certain existing and new products to which BNYM Adviser and its affiliates, including Mellon Investments, may be associated.  This could include potential benefits received by BNY Adviser, Mellon Investments and their affiliates, should these entities be hired in various capacities as service providers for funds managed by NFA.
After considering the reasons described above, the Target Company Board, including a majority the Independent Board Members, unanimously approved the Reorganization.

THE PROPOSED REORGANIZATION
Agreement and Plan of Reorganization
If approved by Target Fund Shareholders, the Reorganization is expected to occur upon the opening of business on [date], 2019, or such other date as the parties may agree.
The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Proxy Statement/Prospectus.
The Plan provides that the Target Fund will convey to the Acquiring Fund all of its assets and liabilities, as defined in the Plan, as of the Closing Date. In consideration, the Acquiring Fund will deliver to the Target Fund full and fractional Class K shares of the Acquiring Fund having an aggregate NAV equal to the aggregate value of the net assets of the Target Fund, as determined pursuant to the terms of the Plan. Immediately after the transfer of its assets and liabilities, the Target Fund will distribute to Target Fund Shareholders the Acquiring Fund Shares received by the Target Fund, determined as of the close of business on the last business day before the Closing Date, on a pro rata basis. Subsequently, the Target Fund will be terminated as a series of the Target Company.
On the Valuation Date, the Target Fund’s assets will be valued pursuant to the NMF Trust’s Valuation Procedures, subject to the terms of the Plan. In addition, the NAV of the Acquiring Fund Shares will be determined on the Valuation Date by the administrator of the Acquiring Fund to the nearest full cent using the NMF Trust’s Valuation Procedures, subject to the terms of the Plan.
Until the Valuation Date, Target Fund Shareholders will continue to be able to redeem their Target Fund shares. Redemption requests received after the Valuation Date will be treated as requests received by the Acquiring Fund for the redemption of its shares.
Holders of 403(b)(7), money purchase plan, profit sharing plan and SAR-SEP accounts (collectively, "Plan Accounts") in the Target Fund as of the Valuation Date, if any, will not receive Class K shares or any other class of shares of the Acquiring Fund in the Reorganization.  Holders of Plan Accounts in the Target Fund may redeem their Target Fund shares or exchange them for shares of another fund in the BNY Mellon Family of Funds prior to the Closing Date.  Target Fund shares held on the Valuation Date in Plan Accounts, if any, will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-373-9387.
The Plan contains a number of representations and warranties made by the Target Company, on behalf of the Target Fund, to the NMF Trust, on behalf of the Acquiring Fund, related to, among other things, its legal status, compliance with laws and regulations and financial position and similar representations and warranties made by the NMF Trust, on behalf of the Acquiring Fund, to the Target Company. The Plan contains a number of conditions precedent that must occur before either the Target Company or NMF Trust is obligated to proceed with the Reorganization. These include, among others, that: (1) the Target Fund Shareholders approve the Plan with respect thereto; and (2) both the Target Company and NMF Trust receive from Stradley Ronon Stevens & Young, LLP the tax opinion discussed below under “Certain U.S. Federal Income Tax Consequences of the Reorganization.”
Under the Plan, the Target Company and the NMF Trust may agree to terminate and abandon the Reorganization at any time before or after the approval of Target Fund Shareholders, or either the Target Company or the NMF Trust may terminate and abandon the Reorganization if certain conditions required under the Plan have not been satisfied.
Approval of the Reorganization requires a 1940 Act Majority, which is the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of the Target

Fund, whichever is less. See the section of this Proxy Statement/Prospectus entitled “Voting Information” for more information.
If the Reorganization is approved, Target Fund Shareholders who do not wish to have their Target Fund shares exchanged for Acquiring Fund Shares as part of the Reorganization should redeem their shares prior to the consummation of the Reorganization. If you redeem your shares, you may recognize a taxable gain or loss based on the difference between your tax basis in your Target Fund shares and the amount you receive for them.
Description of the Securities to be Issued
Target Fund Shareholders will receive full and fractional Class K shares of the Acquiring Fund, in accordance with the procedures provided for in the Plan. The number of Acquiring Fund Shares that Target Fund Shareholders will receive will be based on the NAVs of the Target Fund and the Acquiring Fund as of the regular close of business of the NYSE on the Valuation Date. The Acquiring Fund Shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights. Each Acquiring Fund Share represents an equal proportionate interest with each other share of the Acquiring Fund.
CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
The following is a general summary of the certain U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.
The Target Fund has elected and qualified since its inception to be treated as a “regulated investment company” under Subchapter M of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.
The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a)(1) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Fund or Target Fund Shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities (as defined in the Plan), if any, of the Target Fund. In addition, when Target Fund shares held by Target Fund Shareholders are exchanged for Acquiring Fund Shares pursuant to the proposed Reorganization, it is expected that Target Fund Shareholders will recognize no gain or loss on the exchange, and that Target Fund Shareholders will have the same aggregate tax basis and holding period with respect to the Acquiring Fund Shares as the shareholder’s tax basis and holding period in its Target Fund shares immediately before the exchange. If, as expected, the Reorganization is tax-free, the tax attributes of the Target Fund, if any, will be carried over by the Acquiring Fund, including, as of the date of the Reorganization, the Target Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganization, Target Fund Shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.
Neither the Target Fund nor the Acquiring Fund has requested or will request an advance ruling from the IRS as to the U.S. federal tax consequences of the Reorganization. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the NMF Trust’s legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) Target Fund Shareholders will not recognize any gain or loss as a result of the exchange of their Target Fund shares solely for Acquiring Fund Shares, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets and liabilities (as defined in the Plan), if any, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its assets and liabilities, if any, to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the Target Fund Shareholders, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Target Fund Shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information about the Funds”.
Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each Target Fund Shareholder that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquiring Fund Shares it received.
Target Fund Dividend Distributions.  Prior to the closing of the Reorganization, the Target Fund may distribute to its shareholders, in one or more taxable distributions, all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated for taxable years ending on or prior to the date of closing of the Reorganization, or, for taxable years that include the date of closing of the Reorganization, an estimated amount of such income and gain. If, as anticipated, the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code, the Target Fund does not expect to make such a distribution prior to the Reorganization, but the Target Fund reserves the right to make such distributions prior to the closing of the Reorganization on account of any taxable year of the Target Fund (including the taxable year of the Fund that includes the date of closing of the Reorganization) in the event that such distributions are necessary to ameliorate the effect of any income or gain recognized by the Target Fund related to redemptions by the existing investors.
Sales of Portfolio Securities.  The Target Fund or Acquiring Fund may sell portfolio securities in connection with any redemptions by shareholders.  In addition, if the Reorganization is approved by Target Fund shareholders, it is currently anticipated that the Target Fund's portfolio will be transitioned immediately after the consummation of the Reorganization (although some portfolio transitioning may occur before the Reorganization) due to differences in the Target Fund’s and Acquiring Fund’s strategies, and any such sales would be distinct from normal portfolio turnover.  It is currently estimated that brokerage commissions and other transaction costs associated with such portfolio transitioning will be approximately $34,251.  The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the tax basis in such securities.  Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the combined Fund's shareholders as capital gain dividends and/or ordinary dividends, and such distributions will be taxable to the combined Fund’s shareholders.  For example, if the repositioning had occurred on July 26, 2019, the combined Fund would have recognized approximately $34.31 million in capital gains (approximately $1.97 or 5.68% per share) as a result of the sale of such portfolio securities.
A repositioning of the portfolio before or after the Reorganization would subject the combined Fund to any capital gains as a result of the sale of portfolio securities if, as anticipated, the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code.  This is because the combined fund in a reorganization under Section 368(a)(1)(F) of the Code is viewed as a continuation of the Target Fund for federal income tax purposes.  Given market movements, it is not possible to provide an accurate estimate of the possible capital gains to be realized by the combined Fund.  However, the ability of the combined Fund to fully use the Target Fund’s capital loss carryovers, if any, as of the Closing to offset the resulting capital gains might be limited.  The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund’s tax basis in such assets.  Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). As an alternative to declaring and paying dividends related to the sale of portfolio securities, the combined Fund (assuming that the Reorganization qualifies as a reorganization under Section 368(a)(1)(F) of the Code) may be able to treat its income and gain as having been paid out as part of the redemption distributions made in connection with any redemptions by shareholders provided that the combined Fund has maintained a sufficient number of shareholders so as to avoid being a personal holding company.
General Limitations on Capital Losses.  The tax attributes of the Target Fund, including capital loss carryovers, if any, as of the date of closing of the Reorganization, are expected to move to the Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the combined Fund and its shareholders post-closing.  A Fund’s capital loss carryforwards are subject to an annual limitation if that Fund undergoes a more than 50% change in ownership. If, as is anticipated, at the time of the closing of the Reorganization, the Acquiring Fund has either no assets or nominal assets incident to its organization, there will be no ownership change of the Target Fund as a result of the Reorganization. Thus, the Reorganization itself is not expected to result in any limitation on the use by Acquiring Fund of the Target Fund’s capital loss carryovers, if any. Moreover, the capital losses of the Acquiring Fund, as the successor in interest to the Target Fund’s capital loss carryforwards, may subsequently become subject to an annual limitation as a result of sales or redemptions of the Acquiring Fund Shares, including as a result of any redemptions by shareholders after the Reorganization, or other reorganization transactions to which the Acquiring Fund might engage post-Reorganization.
General. This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax adviser regarding the U.S. federal income tax consequences to you, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion is only a general summary of certain U.S. federal income tax consequences.
PRO FORMA CAPITALIZATION
The following table shows the capitalization of the Target Fund and the Acquiring Fund as of April 30, 2019, and on a pro forma combined basis (unaudited) as of April 30, 2019, giving effect to the Reorganization. The following are examples of the number of Acquiring Fund Shares that would be exchanged for Target Fund shares if the Reorganization were consummated on April 30, 2019, and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs on the Closing Date.
	BNY Mellon Disciplined Stock Fund (Target Fund)		Nationwide Mellon Disciplined Value Fund (Acquiring Fund)	Pro Forma Adjustments	Pro Forma Nationwide Disciplined Value Fund (Acquiring Fund)
Net Assets		Net Assets
Shares	$603,980,973	Class K	$ -	$ -	$603,980,973
Net Asset Value Per Share		Net Asset Value Per Share

Shares	$34.06	Class K	$ -	$ -	$34.06
Shares Outstanding		Shares Outstanding
Shares	17,733,167	Class K	-	-	17,733,167
The table above assumes that the Reorganization occurred on April 30, 2019. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund Shares will be received by Target Fund Shareholders on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund Shares that actually will be received on or after that date. As described previously, immediately prior to the Closing Date, the Target Fund’s assets will be valued pursuant to the NMF Trust’s Valuation Procedures. In the event that valuation of the Target Fund’s assets using the NMF Trust’s Valuation Procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, the Reorganization will not be consummated, unless NFA and BNYM Adviser, subject to their discretion and mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund shares or the Acquiring Fund Shares. Any such potential changes in value are not reflected in the tables above. The tax treatment of any such contributions is unclear. See “Certain U.S. Federal Income Tax Consequences of the Reorganization” (above) for more information.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Financial Highlights
The Target Fund Prospectus contains additional information for the Target Fund, including the Target Fund’s financial performance for the past five years under the heading, “Financial Highlights,” which is incorporated by reference herein in reliance upon the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing, and are available free of charge upon request. In addition, the Target Fund’s Semi-Annual Report dated April 30, 2019 contains information for the Target Fund, including the Target Fund’s unaudited financial information for the most recent six-month period under the heading, “Financial Highlights,” which is incorporated by reference herein. Furthermore, Appendix B to this Proxy Statement/Prospectus contains the “Financial Highlights” for the past five years, plus the most recent six-month period.  The Acquiring Fund has not commenced operations and, therefore, does not have financial highlights.  Certain sections of the Target Funds’ most recent annual reports are incorporated by reference into the SAI relating to this Proxy Statement/Prospectus.
VOTING INFORMATION
This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by, and on behalf of, the Target Company Board, to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a Proxy Card, is first being mailed to Target Fund Shareholders on or about [date], 2019. Only shareholders of record as of the close of business on the Record Date, [date], 2019, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.
You can vote in any one of four ways:
•	By mail, with the enclosed Proxy Card;
•	In person at the Meeting;
•	By telephone; or
•	By Internet.

INSTRUCTIONS FOR VOTING BY TELEPHONE
1. Read the Proxy Statement/Prospectus.
2 Please complete, date and sign the enclosed Proxy Card and mail it in the enclosed, postage-paid envelope.
INSTRUCTIONS FOR VOTING BY TELEPHONE
1.	Read the Proxy Statement/Prospectus.
2.	Call the toll-free number indicated on your Proxy Card.
3.	Have the Proxy Card available at the time of your call.
4.	Enter the control number found on the front of your Proxy Card.
5.	Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET
1.	Read the Proxy Statement/Prospectus and have your Proxy Card with you.
2.	Go to the website indicated on your Proxy Card.
3.	Enter the control number found on the front of your Proxy Card.
4.	Follow the instructions on the website to cast your vote.
We encourage you to vote by telephone or Internet by using the control number that appears on your enclosed Proxy Card. Use of telephone and Internet voting will reduce the time and costs associated with this proxy solicitation.
Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Target Company’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.
Solicitation of Votes
In addition to the use of the mail, proxies may be solicited personally or by telephone. AST Fund Solutions, LLC, a professional proxy solicitation firm, will be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Proxy Statement/Prospectus and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a Target Fund Shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any Target Fund Shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization.  Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted.  A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.
With respect to individual retirement accounts ("IRAs") sponsored by BNYM Adviser or its affiliates, the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of BNYM Adviser, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other holders of IRAs sponsored by BNYM Adviser or its affiliates.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other holders of IRAs sponsored by BNYM Adviser or its affiliates.
With respect to Target Fund shares for which BNYM Adviser or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.
The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.
If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone to the Solicitor or otherwise, the shareholder may still submit the Proxy Card originally sent with this Proxy Statement/Prospectus, vote by telephone or by Internet, or attend the Meeting in person.
The Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of BNYM Adviser or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.
Quorum and Voting Requirements
Holders of at least one-third (33-1/3%) of the total number of shares of the Target Fund outstanding as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the proposed Reorganization. Approval of the Reorganization requires the affirmative vote of a 1940 Act Majority.
Effect of Abstention and Broker “Non-Votes”
The Target Fund expects that, before the Meeting, broker-dealer firms holding shares of the Target Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If the broker-dealer firms do not receive instructions from their customers and beneficial owners and if the broker-dealer does not have discretionary authority to vote such shares, these shares represented by proxy will be considered broker non-votes. Any abstentions or broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or the Reorganization.

Adjournment
If a quorum is not present at the Meeting, the Chair of the Meeting has the power to adjourn the Meeting from time to time without notice, other than announcement at the Meeting, until such quorum is present.  The Chair of the Meeting or the Target Company’s Board may determine to postpone the Meeting or adjourn the Meeting (including in the event a quorum is present) in the sole discretion of the Chair or Board for any reason, including, to solicit sufficient votes to approve a proposal.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Target Fund Shareholders with respect to the reasons for the solicitation.
Other Matters
The Target Company Board does not intend to bring any matters before the Meeting other than those described in this Proxy Statement/Prospectus. The Target Company Directors are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.
Future Shareholder Proposals
The Target Fund Board is not aware of any other matters which may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
The Target Fund does not hold annual meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for the Target Fund's next shareholder meeting subsequent to this Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting and meet certain other requirements.  Under the proxy rules of the SEC, shareholder proposals meeting requirements contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of shareholders.  One of these conditions relates to the timely receipt by the Fund of any such proposal.  The fact that the Fund receives a shareholder proposal in a timely manner does not, however, ensure its inclusion in proxy materials since there are other requirements in the proxy rules relating to such inclusion. If the Reorganization of the Target Fund is approved by its shareholders, there will be no further meetings of shareholders of the Target Fund.
If a shareholder wishes to send a communication to the Target Company Directors, such correspondence should be in writing and addressed to The BNY Mellon Family of Funds, c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, NY 10286. The correspondence will be given to the Target Company Directors for review and consideration.
Record Date and Outstanding Shares
Target Fund
Only shareholders of record of the Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.
The total number of outstanding shares of the Target Fund as of [date], 2019, is [number of shares].
[As of [date], 2019, the current officers and Directors of the Target Company in the aggregate beneficially owned less than 1% of the shares of the Target Fund.]

[As of [date], 2019, the persons who owned of record or beneficially 5% or more of the outstanding shares identified of the Target Fund are shown below.]
Name and Address*	Number of Target Fund Shares Owned	Percentage of Outstanding Shares of Target Fund Owned	Percentage of Outstanding Shares Owned of Combined Fund

Acquiring Fund
The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.
As of [date], 2019, the current officers and Trustees of the NMF Trust in the aggregate beneficially owned less than 1% of the shares of the Acquiring Fund.
As of [date], 2019, no shares of the Acquiring Fund have been offered.
WHERE TO FIND ADDITIONAL INFORMATION ABOUT THE FUNDS
The Acquiring Fund and the Target Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, the Target Fund files, and the Acquiring Fund will file, reports and other information with the SEC. Reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Funds on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains a website at www.sec.gov that contains information regarding the Target Fund and the Acquiring Fund and other registrants that file electronically with the SEC.
For more information with respect to the Acquiring Fund concerning the following topics, please refer to the following sections of the Acquiring Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference and which accompanies this Proxy Statement/Prospectus: (i) see “Fund Management” for more information about the management of the Acquiring Fund; (ii) see “Investing with Nationwide Funds” for more information about the purchase, redemption, exchange and pricing of shares information of the Acquiring Fund; and (iii) see “Distributions and Taxes” for more information about the Acquiring Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Acquiring Fund.

For more information with respect to the Target Fund concerning the following topics, please refer to the following sections of the Target Fund Prospectus, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see “BNY Mellon Disciplined Stock Fund” under “Summary Section” for more information about the performance of the Target Fund; (ii) see “Management of the Funds” for more information about the management of the Target Fund; (iii) see “How to Buy and Sell Shares” for more information about the purchase, redemption, exchange and pricing of shares information of the Target Fund; (iv) see “Fund Distributions” for more information about the Target Fund’s policy with respect to dividends and distributions and tax consequences to shareholders of various transactions in shares of the Target Fund; and (vi) see “Financial Highlights” for more information about the Target Fund’s financial performance.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”), is made as of this ___ day of ___________, 2019, by and between Nationwide Mutual Funds (the “NMF Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Nationwide Plaza, 5-02-210, Columbus, OH 43215, with respect to the Nationwide Mellon Disciplined Value Fund (hereinafter the “Acquiring Fund”), a series of the NMF Trust, and BNY Mellon Investment Funds IV, Inc. (formerly known as “The Dreyfus/Laurel Funds, Inc.”) (the “Target Company”), a corporation created under the laws of the State of Maryland, with its principal place of business at 240 Greenwich Street, New York, NY 10286, with respect to the BNY Mellon Disciplined Stock Fund (formerly known as the “Dreyfus Disciplined Stock Fund”)(hereinafter the “Target Fund”), a series of the Target Company. The NMF Trust and the Target Company, with respect to the Acquiring Fund and the Target Fund, respectively, are hereinafter collectively referred to as the “parties.”  Other than the Target Fund and the Acquiring Fund, no other series of either the Target Company or the NMF Trust are subject to this Agreement. Nationwide Fund Advisors, a Delaware statutory trust (“NFA”), BNY Mellon Investment Adviser, Inc. (formerly known as “The Dreyfus Corporation”), a New York corporation (“BNYM Adviser”), and Mellon Investments Corporation ("Mellon"), a Delaware corporation, each join this Agreement solely for the purposes of Section 10.
Target Fund shareholders are to be issued the following class of shares of beneficial interest, without par value, of the Acquiring Fund (“Acquiring Fund Shares”) pursuant to the Reorganization (as defined below):
Target Fund	Acquiring Fund
Common Shares	Class K Shares

PLAN OF REORGANIZATION
This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder.  The reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) will consist of: (i) the acquisition by the NMF Trust on behalf of the Acquiring Fund of all of the Assets (as defined in Section 1(a) below) of the Target Fund in exchange for both Acquiring Fund Shares and the assumption by the NMF Trust with respect to the Acquiring Fund of the Liabilities (as defined in Section 1(a) below) of the Target Fund; (ii) the distribution by the Acquiring Fund of Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the liquidation and, as soon as practicable after the closing (as referenced in Section 3 hereof and hereinafter called the “Closing”), the termination of the Target Fund all upon and subject to the terms and conditions of this Agreement hereinafter set forth. The Acquiring Fund is as of the date hereof and will be as of the Closing a shell series, without assets or liabilities, other than as noted in Section 5(k) below, newly created for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1(a) below) of the Target Fund.

AGREEMENT
In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
1.	Sale and Transfer of Assets and Liabilities, and Termination of the Target Fund
(a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the NMF Trust herein contained, the Target Company will sell, assign, convey, transfer and deliver to the NMF Trust, for the Acquiring Fund, at the Closing, all of the, assets including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables), any deferred or prepaid expenses, or any other assets of the Target Fund (“Assets”) of the Target Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the business day immediately preceding the Effective Date of the Reorganization (as such term is defined in Section 3(a) hereof) (the “Valuation Date”), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Target Fund’s costs and expenses, if any, of restructuring its portfolio in connection with the Reorganization, which costs and expenses shall be established on the books of the Target Fund as liability reserves, subject to Section 10, (2) subject to clause (3), to discharge all of the Target Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those Liabilities that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent Liabilities as the directors of the Target Company shall reasonably deem to exist against the Target Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall have been established on the books of the Target Fund. “Liabilities” shall mean all of the Target Fund’s liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent, unknown, or otherwise which have not been discharged by the Target Company prior to the Closing (including, but not limited to, those reflected in the unaudited statement of assets and liabilities to be provided under Section 4(g) and 7(h) of this Agreement).  To the extent that any Liabilities of the Target Fund, whether known or unknown, are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume any and all such Liabilities (excluding the expenses borne by BNYM Adviser or NFA pursuant to Section 10 of this Agreement).
Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Target Company herein, the NMF Trust agrees that at the Closing (i) the Acquiring Fund shall assume the Liabilities of the Target Fund existing on or after the Effective Date of the Reorganization (as defined in Section 3(a) hereof) and which have not been discharged by the Target Company prior to the Closing as provided in this Section 1(a) and shall thereafter pay such Liabilities when due; and (ii) the NMF Trust shall deliver to the Target Company the number of full and fractional Acquiring Fund Shares, determined by dividing the net asset value of the Assets to be acquired by the Acquiring Fund, computed pursuant to Section 2(a) below, by the net asset value per share (“NAV”) of the Acquiring Fund as of the Close of Business on the Valuation Date; provided that such NAV is the same as the NAV of the Target Fund as of the Close of Business on the Valuation Date.  The

Acquiring Fund Shares received shall be distributed pro rata to the shareholders of the Target Fund of record as of the Close of Business on the Valuation Date.

(b) In order to effect the delivery of Acquiring Fund Shares described in Section 1(a)(ii) hereof, the NMF Trust will establish an open account of the Acquiring Fund for each record shareholder of the Target Fund and, on the Effective Date of the Reorganization, will credit to such account the full and fractional Acquiring Fund Shares received by each such record shareholder as described in Section 1(a).  Fractional shares of the Target Fund are, and fractional shares of the Acquiring Fund will be, carried to the third decimal place.  Simultaneously with the crediting of Acquiring Fund Shares to the shareholders of record of the Target Fund, the shares of the Target Fund held by such shareholders shall be cancelled.  As soon as practicable following the Closing, the Target Company shall terminate, and all issued and outstanding shares of the Target Fund simultaneously will be cancelled on the books of the Target Fund and will be null and void.
(c) [Reserved]
(d) At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.
(e) Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of the Effective Date of the Reorganization, as a condition of such issuance and transfer, shall be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.
2.	Valuation
(a) The net asset value of the Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date by the administrator of the Acquiring Fund by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities using the valuation procedures established by the Board of Trustees of the NMF Trust and described in the Acquiring Fund’s currently effective prospectus and statement of additional information (“Acquiring Fund Valuation Procedures”); provided, however, that such computation is consistent with the valuation procedures of the Target Fund and in the event of any inconsistency, the parties hereto shall confer and mutually agree on the valuation.  In the event that valuation of the Target Fund’s assets using the NMF Trust’s Valuation Procedures would result in a valuation difference or the diminution in value of shares of either the Target Fund or the Acquiring Fund, the Reorganization will not be consummated, unless NFA and BNYM Adviser, subject to their discretion and mutual agreement, elect to contribute such funds, as necessary and appropriate, to resolve any diminution in value of the Target Fund Shares or the Acquiring Fund Shares.
All computations of value of the Assets of the Target Fund to be acquired by the Acquiring Fund shall be made by or under the direction of the Target Fund’s and the Acquiring Fund’s respective accounting agent in accordance with its regular practice and the requirements of the 1940 Act.  Such computations shall be evaluated by BNYM Adviser and shall be subject to review by the Target Fund’s and Acquiring Fund’s respective transfer agent and independent registered public accounting firm.

(b) The net asset value per share of Acquiring Fund Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Acquiring Fund’s Valuation Procedures.

3.	Closing and Valuation Date
(a) The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets of the Target Fund to the NMF Trust, for the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Liabilities of the Target Fund; and (ii) the issuance and delivery of Acquiring Fund Shares in accordance with Section 1(a), together with related acts necessary to consummate such transactions.  Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement is considered and approved, the Closing shall occur on _________, 2019 or such other date as the officers of the parties may mutually agree (“Closing Date”), and shall be effective as of 9 a.m. Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date (“Effective Date of the Reorganization”).  The Closing shall take place at the principal office of the _________________________ at approximately _____ Eastern Daylight Time or Eastern Standard Time, as applicable, on the Closing Date, or such other time or place as the officers of the parties may mutually agree.
(b) Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (i) the NYSE shall be closed to trading or trading thereon shall be restricted or (ii) trading or the reporting of trading on the NYSE or such other exchange or market where the Target Fund’s assets are traded shall be disrupted so that, in the reasonable judgment of the NMF Trust or Target Company, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading on the NYSE shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the reasonable judgment of the NMF Trust and Target Company.
(c) The Target Company shall provide, as of the Closing, for delivery of the Assets of the Target Fund to be transferred to the custodian of the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund.  Portfolio securities of the Target Fund shall be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers and in accordance with applicable law.  All cash being delivered shall be transferred to the account of the Acquiring Fund at the Custodian in a manner agreed to by the parties.  Also, the Target Company shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of the Target Fund, and the number of full and fractional shares of common stock owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates, if any, and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice President to the best of their knowledge and belief. If the Target Company is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Company or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Company has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(d) The NMF Trust shall issue and deliver a certificate or certificates providing evidence satisfactory to the Target Company in such manner as the Target Company may reasonably request that Acquiring Fund Shares to be delivered at the Closing have been registered in open accounts of the Acquiring Fund on the books of the NMF Trust.
(e) Each of the Target Company and the NMF Trust shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets and assumption of Liabilities and liquidation contemplated in this Agreement.
4.	Representations and Warranties by the Target Company
The Target Company represents and warrants to the NMF Trust that:
(a) The Target Company is a corporation created under the laws of the State of Maryland on ______, ____, and is validly existing and in good standing under the laws thereunder.  The Target Company, of which the Target Fund is a series of shares of common stock, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of the shares of the Target Fund issued and outstanding have been offered and sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital and in compliance with all applicable registration requirements of state securities laws, including blue sky laws.
(b) The Target Company is authorized to issue [number] shares of common stock, each having a par value of __.  Each outstanding share of the Target Fund is validly issued, fully paid, non-assessable, has full voting rights, and is freely transferable.
(c) The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Target Fund currently is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information.  To the best of the Target Fund’s knowledge, the value of the net assets of the Target Fund currently is determined, and since its organization has been determined, using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the rules and regulations of the Commission thereunder and the pricing and valuation policies of the Target Fund, each as of such time that the applicable rules, regulations or policies were in effect, or the Target Fund has taken any action necessary to remedy any prior failure to use such valuation methods that comply in all material respects with such laws, rules, regulations or policies.  There have been no known miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund which would have a material adverse effect on the Target Fund at the time of this Agreement or on the Target Fund’s properties or assets at the time of this Agreement.
(d) The financial statements appearing in the Target Fund’s Annual Report to Shareholders for its most recently completely fiscal year, audited by KPMG LLP, copies of which have been delivered to the NMF Trust, and any subsequent unaudited financial statements of the Target Fund provided to the NMF Trust prior to the Closing, fairly present the financial position of the Target Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis (with the exception, in the case of the unaudited financial statements, of the omission of footnotes).
(e) The Target Fund has no known Liabilities of a material nature other than those shown as belonging to it on its statement of assets and liabilities as of the Close of Business on the Valuation Date, those incurred pursuant to this Agreement and those incurred in the ordinary course of the Target Fund’s business as an investment company since such Valuation Date.  Prior to the Effective Date of the Reorganization, the Target Company will advise the NMF Trust of all known Liabilities incurred by the Target Fund subsequent to the date hereof, whether or not incurred in the ordinary course of business.
(f) The books and records of or relating to the Target Fund (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the NMF Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Target Company and the Target Fund.
(g) The statement of assets and liabilities of the Target Fund to be furnished by the Target Company as of the Close of Business on the Valuation Date for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1(a) hereof will accurately reflect the net asset value per share of the Target Fund and each of the outstanding shares of common stock of the Target Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis. The Target Fund has no known Liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets and liabilities referred to above or those incurred in the ordinary course of its business since the last day of the Target Fund’s most recently completed fiscal year.
(h) At the Closing, the Target Company will, with respect to the Target Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (g) above, free and clear of all liens or encumbrances of any nature whatsoever except liens or encumbrances of which the Acquiring Fund has received written notice and such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business.
(i) The Target Company has the necessary power and authority to conduct its business and the business of the Target Fund as such businesses are now being conducted.
(j) The Target Company is not a party to or obligated under any provision of its Articles of Incorporation, as amended (the “Target Company Articles”), By-Laws, as amended (the “Target Company Bylaws”) or any material contract or any other material commitment or obligation with respect to the Target Fund that is listed on Part C of the Target Fund’s current registration statement (collectively, “Target Company Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.
(k) The Target Fund, a series of the Target Company, was duly constituted in accordance with the applicable provisions of the Target Company Articles and the 1940 Act and other applicable law.
(l) The Target Company is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the Target Company’s knowledge, threatened against the Target Company, with respect to the Target Fund or any of the Target Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business.  The Target Company, with respect to the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the Target Company’s ability to consummate the transactions herein contemplated with respect to the Target Fund.  The Target Company, with respect to the Target Fund, does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Target Fund’s financial condition, the conduct of the its business, or the Target Company’s ability to consummate the transactions herein contemplated.
(m) The Target Company, on its own behalf and with respect to the Target Fund, has full power and authority to enter into and perform its obligations under this Agreement, subject to approval, with respect to the Target Fund, by the shareholders of the Target Fund.  Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized by the Board of Directors of the Target Company.  This Agreement and all other necessary corporate action on the part of the Target Company with respect to the Target Fund, executed and delivered by the Target Company, on its own behalf and with respect to the Target Fund, constitute legal, valid and binding obligations of the Target Company with respect to the Target Fund, enforceable against it in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.
(n) Neither the Target Company nor the Target Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(o) Neither the Target Company nor the Target Fund has any unamortized or unpaid organizational fees or expenses.
(p) The Target Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code.  The Target Fund (i) is a “fund” as defined in Section 851(g)(2) of the Code, (ii) has qualified for treatment as a RIC for each taxable year since its inception ending before the Closing and will maintain such qualification at all times through the Closing, (iii) for each such taxable year (or portion thereof) has been eligible to compute its federal income tax under Section 852 of the Code, (iv) has not had any earnings or profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and (v) the consummation of the transaction contemplated by this Agreement will not cause the Target Fund to fail to be qualified as a RIC as of the Closing.  The Target

Fund has not changed its taxable year end since its inception and it does not intend to change its taxable year end prior to the Closing.  The Target Fund has not had at any time since its inception (and will not have as of the Closing Date) any material tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date.
(q) The Target Company has duly and timely filed, with respect to the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to be filed by the Target Fund on or before the Closing.  All such returns and reports are true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund.  With respect to the Target Fund, the Target Company has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports.  The amounts set up as provisions for Taxes in the books and records of the Target Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent, known or unknown or otherwise, which were or which may be payable by the Target Fund for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including, but not limited to, all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year.  No return filed by the Target Company with respect to the Target Fund, is currently being audited by the Internal Revenue Service or by any state or local taxing authority.  There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Target Fund.  To the Target Fund's knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax return or report that the Target Fund is or may be subject to taxation in that jurisdiction.  As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing or pending or, to the knowledge of the Target Fund, threatened with respect to the Assets of the Target Fund.
(r) The Target Fund does not directly own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1)of the Code and the Treasury Regulations thereunder.
(s) The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of common stock, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury regulations, and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all Taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.
(t) The Target Fund has not been granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such Taxes or tax return.
(u) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations set forth in paragraphs (m) through (s) of this Section 4.
(v) [Reserved.]
(w) All information provided or identified in writing by the Target Company to the NMF Trust in response to formal due diligence requests relating to the Target Company and the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Company with respect to the Target Fund as of the date hereof.
(x) Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, obligations or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness, except as disclosed in writing to the NMF Trust.  For the purposes of this subparagraph, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.
5.	Representations and Warranties by the NMF Trust
The NMF Trust represents and warrants to the Target Company that:
(a) The NMF Trust is a statutory trust created under the laws of the State of Delaware on September 1, 2004, and is validly existing and in good standing under the laws of that State.  The NMF Trust, of which the Acquiring Fund is a separate series of shares of beneficial interest, is duly registered under the 1940 Act as an open-end, management investment company.  Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.  The Acquiring Fund was formed for the purpose of effecting the Reorganization and, prior to the Closing, will have not commenced operations or carried on any business activity, will have had no assets or liabilities and will have no issued or outstanding shares other than as described in this Agreement.  The NMF Trust is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.
(b) The NMF Trust is authorized to issue an unlimited number of Acquiring Fund Shares without par value.  The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued, fully paid, non-assessable and freely transferable and have full voting rights.
(c) At the Closing, the Acquiring Fund Shares to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Target Fund are currently eligible for offering to the public, and there will be an unlimited number of Acquiring Fund Shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.
(d) The NMF Trust has the necessary power and authority to conduct its business and the business of the Acquiring Fund.
(e) The NMF Trust is not a party to or obligated under any provision of its Certificate of Trust, Second Amended and Restated Agreement and Declaration of Trust, as amended (the “NMF Declaration of Trust”), Second Amended and Restated Bylaws (the “NMF Bylaws”), or any material contract or any other material commitment or obligation with respect to the Acquiring Fund that is listed on Part C of the Acquiring Fund’s current registration statement (collectively, “NMF Material Agreements”), and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement.
(f) The NMF Trust is not a party to any litigation or administrative proceeding or investigation of or before any court or governmental body that is pending or, to the NMF Trust’s knowledge, threatened against the NMF Trust, with respect to the Acquiring Fund, or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business.  The NMF Trust, with respect to the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or the NMF Trust’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.  The NMF Trust, with respect to the Acquiring Fund, does not know of any facts that would reasonably be expected to form the basis for the institution of proceedings that would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or its ability to consummate the transaction herein contemplated.
(g) The NMF Trust, on its own behalf and with respect to the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement.  The execution, delivery and performance of this Agreement have been validly authorized by the Board of Trustees of the NMF Trust.  This Agreement and all other necessary trust action on the part of the NMF Trust and the Acquiring Fund, executed and delivered by the NMF Trust, on its own behalf and with respect to the Acquiring Fund, constitute legal, valid and binding obligations enforceable against the NMF Trust, on its own behalf and with respect to the Acquiring Fund, in accordance with the terms of this Agreement, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
(h) Neither the NMF Trust nor the Acquiring Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
(i) The books and records of or relating to the Acquiring Fund (if any), (including all books and records required to be maintained under the 1940 Act and the Code and the rules and regulations under the 1940 Act and the Code) made available to the Target Company and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the NMF Trust and the Acquiring Fund.

(j) The Acquiring Fund, a series of the NMF Trust, was duly constituted in accordance with the applicable provisions of the NMF Declaration of Trust and the 1940 Act and other applicable law.
(k) [RESERVED]
(l) The Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).
(m) The Acquiring Fund intends to continue to qualify as a RIC for federal income tax purposes under Part I of Subchapter M of the Code for its taxable year that includes the Closing, and intends to be eligible to compute its U.S. federal income tax under Section 852 of the Code for such taxable year, and to qualify and be eligible for treatment as a RIC for each subsequent taxable year; the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code; and the consummation of the transactions contemplated by this Agreement will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing.
(n) The NMF Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act and, at the time of Closing, such policies and procedures have been appropriately tailored to address the business of the Acquiring Fund.
(o) The current prospectus and statement of additional information filed as part of the NMF Trust’s registration statement on Form N-1A, which will become effective prior to the Effective Date of the Reorganization, insofar as they relate to the Acquiring Fund and the Acquiring Fund Shares (the “NMF Trust Registration Statement”) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated in the NMF Trust Registration Statement or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.
(p) As of the date of the Closing, the Acquiring Fund will be in compliance in all material respects with the requirements of, and the rules and regulations under, the 1933 Act, the 1934 Act and the 1940 Act, state securities laws and all other applicable federal and state laws or regulations.
(q) All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.
6.	Representations and Warranties by the Target Company and the NMF Trust
The Target Company and the NMF Trust each represents and warrants to the other, with respect to itself and the Target Fund or Acquiring Fund, respectively, that:
(a) Except as disclosed in its currently effective prospectus as of the Closing, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge,

threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement.
(b) All information provided to the Target Company by the NMF Trust, insofar as it relates to the NMF Trust and the Acquiring Fund, and by the Target Company to the NMF Trust, insofar as it relates to the Target Company and the Target Fund, for inclusion in, or transmittal with, the registration statement on Form N-14 (the “Registration Statement”), which includes a proxy statement/prospectus (the “Proxy Statement/Prospectus”), with respect to this Agreement pursuant to which approval of the Reorganization by vote of the Target Fund’s shareholders will be sought, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Target Fund and at the Effective Date of the Reorganization, (i) complies and will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and the rules and regulations thereunder, and (ii) does not and will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(c) Except in the case of the Target Company with respect to the approval of this Agreement and the Reorganization by vote of the Target Fund’s shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required by the parties for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the 1934 Act, the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), state securities laws, Maryland corporation laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).
7.	Covenants of the Target Company
(a) The Target Company covenants to operate the business of the Target Fund in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and such selling and purchasing of securities and other changes as are contemplated by the Target Fund’s normal operations.
(b) The Target Company will call a meeting of shareholders of the Target Fund to be held prior to the Closing to consider and act upon this Agreement and the transactions contemplated herein, and will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.
(c) The Target Company undertakes that the Target Company and the Target Fund will not acquire Acquiring Fund Shares for the purpose of making distributions thereof other than to the Target Fund’s shareholders.
(d) The Target Company covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to be filed on or before the Closing, shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes, provided, however, if any of the income tax returns (e.g., Form 1120-RIC) required to be filed by the Target Fund for its fiscal year ended October 31, 2018 have not been filed by the Closing, the Target Company shall prepare and timely file with the relevant taxing authorities all such returns and the Target Company shall make available to the NMF Trust drafts of such returns at least one week prior to filing such returns.
(e) The Target Company will at, or as promptly as practicable following the Closing provide the NMF Trust with:
(i) A statement of the respective adjusted tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund;
(ii) A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Sections 1.6045A-1 and 1.6045B-1(a)) of the Treasury regulations) required by law to be filed by the Acquiring Fund after the Closing;
(iii) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation,
(A) the name, address and taxpayer identification number of each shareholder of record,
(B) the number of shares of common stock held by each shareholder,
(C) the dividend reinvestment elections applicable to each shareholder,
(D) the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY), notices or records on file with the Target Fund with respect to each shareholder, and
(E) such information as the NMF Trust may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing.
for all of the shareholders of record of the Target Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of his or her knowledge and belief; and
(iv) Copies of all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(f) As promptly as practicable, but in any case within sixty (60) calendar days after the date of Closing, the Target Company shall furnish the NMF Trust a statement of earnings and profits of the Target Fund for U.S. federal income tax purposes that will be carried over by the Target Fund pursuant to Section 381 of the Code.
(g) The Target Company shall cause to be mailed to each shareholder of record of the Target Fund, the Proxy Statement/Prospectus.
(h) The Target Company shall supply to the NMF Trust, at the Closing, the statement of the assets and liabilities described in Section 4(g) of this Agreement in conformity with the requirements described in such Section.  In addition, the Target Company shall supply a schedule of portfolio investments as of the Valuation Date.  The schedule of portfolio investments will present fairly the portfolio investments of the Target Fund as of the Valuation Date in conformity with generally accepted accounting principles applied on a consistent basis.  The statement of assets and liabilities and schedule of portfolio investments shall be certified by the treasurer of the Target Company, to the best of his or her knowledge, as being in conformity with generally accepted accounting principles applied on a consistent basis.
(i) As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders the Acquiring Fund Shares received at the Closing, as set forth in Section 1(a) hereof.
(j) The Target Company agrees that the acquisition of all Assets and Liabilities of the Target Fund by the NMF Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim.  For the avoidance of all doubt, the Target Company hereby assigns to the NMF Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.
(k) The Target Company shall cause the liquidation and termination of the Target Fund to be effected in the manner provided in the Target Company Material Agreements in accordance with applicable law and that on or after the Effective Date of the Reorganization, the Target Fund shall not conduct any business except in connection with its liquidation and termination.
(l) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.  Neither the Target Company nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
(m) For the period beginning at the Effective Date of the Reorganization and ending no less than six years thereafter, the Target Company shall, at no cost or expense to the NMF Trust, list the Target Fund as an "insured fund" under the directors and officers and errors and omissions liability insurance policies (the "Insurance Policy") insuring the present and former directors and officers of the Target Fund ("Target Fund Directors and Officers") against liabilities and expenses arising out of claims, actions or proceedings asserted or threatened against them in their respective capacities for the Target Fund.  The Insurance Policy shall provide the Target Fund Directors and Officers with coverage equivalent to that provided to the Target Fund’s directors and officers under the insurance policies from time to time in effect with respect to the Target Fund and its directors and officers generally, and shall provide for the payment of any claims of liability covered under such Insurance Policy against the Target Fund Directors and Officers with respect to the Target Fund made after the Effective Date of the Reorganization but only with respect to actions or omissions occurring prior to the Effective Date of the Reorganization.
(n) Any reporting responsibility of or with respect to the Target Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.
8.	Covenants of the NMF Trust
(a) The NMF Trust covenants that the Acquiring Fund Shares to be issued and delivered to the Target Fund pursuant to the terms of Section 1(a) hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.
(b) The NMF Trust covenants to establish and organize the Acquiring Fund as a series of the NMF Trust but that the Acquiring Fund will not carry on any business activities between the date hereof and the Effective Date of the Reorganization (other than such activities as are customary to the organization of a new registered investment company prior to its commencement of operations, including holding and redeeming the initial investment of the initial shareholder of the Acquiring Fund prior to the Closing).
(c) The NMF Trust will prepare and file with the Commission the Registration Statement, which includes the Proxy Statement/Prospectus, and will use its best efforts to provide that such Registration Statement becomes effective as promptly as practicable; provided, however, that the NMF Trust will not file the Registration Statement prior to (i) providing a copy of the Registration Statement to BNYM Adviser in substantially the same form that such Registration Statement will be filed with the Commission, and (ii) obtaining written approval from BNYM Adviser to file the Registration Statement with the Commission.
(d) The NMF Trust, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.
(e) It is the intention of the parties to the Reorganization that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code.  Neither the NMF Trust nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.
9.	Conditions Precedent to be Fulfilled by the Target Company and the NMF Trust
The respective obligations of the Target Company and the NMF Trust to effectuate this Agreement and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (i) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (iii) the other party shall have delivered to such party a certificate to the foregoing effect signed by the President or Vice President and by the Secretary or equivalent officer of the party.
(b) That each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the Board of Directors or Board of Trustees, as applicable, of the party delivering the copy, and certified by the Secretary, Assistant Secretary or equivalent officer of the party delivering the copy.
(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.
(d) That this Agreement, the Reorganization and the transactions contemplated hereby for the Target Fund shall have been approved by the appropriate action of the shareholders of the Target Fund at an annual or special meeting or any adjournment or postponement thereof.
(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a material adverse effect, or the risk thereof, on the assets and properties of the Target Fund and/or Acquiring Fund.
(f) That prior to or at the Closing, the Target Company and the NMF Trust shall each receive an opinion from Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) satisfactory to both parties to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Maryland and the State of Delaware, the terms of this Agreement and in accordance with customary representations provided by the NMF Trust and the Target Company in certificates delivered to Stradley Ronon, as to the Acquiring Fund and the Target Fund:
(i) The acquisition by the Acquiring Fund of all of the Assets of the Target Fund, as provided for in this Agreement, in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and the Target Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) Pursuant to Section 361(a) and Section 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of all of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund;
(iii) Pursuant to Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the Assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund;
(iv) Pursuant to Section 361(c)(1) of the Code, no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to this Agreement;
(v) Pursuant to Section 362(b) of the Code, the tax basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer;
(vi) Pursuant to Section 1223(2) of the Code, the holding periods of the Assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such Assets were held by the Target Fund;
(vii) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares solely for Acquiring Fund Shares (including fractional shares to which they may be entitled).
(viii) Pursuant to Section 358(a)(1) of the Code, the aggregate tax basis of Acquiring Fund Shares received by a shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of Target Fund shares exchanged therefor;
(ix) Pursuant to Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each shareholder of the Target Fund (including fractional shares to which the shareholder may be entitled) will include the holding period of Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange; and
(x) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”)) the items of the Target Fund described in Section 381(c) of the Code as if there had been no Reorganization.
(g) That each of the Registration Statement and the NMF Trust Registration Statement with respect to the Acquiring Fund Shares to be delivered to the Target Fund’s shareholders in accordance with Section 1(a) hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or NMF Trust Registration Statement with respect to the Acquiring Fund Shares or any amendment or supplement thereto, shall have been issued prior to the

Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.
(h) That the Acquiring Fund Shares to be delivered in accordance with Section 1(a) hereof shall be eligible for sale by the NMF Trust with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Shares lawfully to be delivered to the shareholders of the Target Fund.
(i) That the NMF Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the NMF Trust and the Acquiring Fund at the Closing an opinion of Proskauer LLP (“Proskauer”),  counsel to the independent Directors of the Target Company (which opinion will be subject to certain qualifications reasonably satisfactory to the NMF Trust and the Acquiring Fund) substantially to the effect that:
(i) Assuming due authorization, execution and delivery by the NMF Trust, on behalf of the Acquiring Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, this Agreement is a valid and legally binding obligation of the Target Company, enforceable against the Target Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;
(ii) The execution and delivery by the Target Company of this Agreement did not, and the consummation by the Target Company of the transactions contemplated pursuant to this Agreement will not, result in a violation of the express terms of any Target Fund Material Agreement or, to the knowledge of such counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any such Target Company Material Agreement, or any judgment or decree know to such counsel to which the Target Company is a party or by which it is or its property is bound under the express terms thereof;
(iii) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated pursuant to this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion);
(iv) To the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Target Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required; and

(v) The Target Company is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.
(j) That the NMF Trust and the Acquiring Fund shall have received in form reasonably satisfactory to the NMF Trust and the Acquiring Fund at the Closing an opinion of Venable LLP, Maryland counsel to the Target Fund (together with Proskauer, "Target Fund Counsel"), which opinion will be subject to certain qualifications reasonably satisfactory to the NMF Trust and the Acquiring Fund, substantially to the effect that:
(i) The Target Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A;
(ii) The execution and delivery by the Target Company of this Agreement has been duly authorized by all requisite corporate action; and
(iii) The execution and delivery by the Target Company of this Agreement did not, and the consummation by the Target Fund of the transactions contemplated pursuant to this Agreement will not, violate the Target Company Articles or Target Company Bylaws.
In providing the opinions set forth in this Section 9(i)(a) and (b), Target Fund Counsel (i) may rely as to the factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which each Target Fund Counsel may treat as representations and warranties made to it, and in separate letters address to such counsel and (ii) may rely upon officers’ certificates and certificates of public officials.
(k) That the Target Company shall have received an opinion of Stradley Ronon at the Closing, in form satisfactory to the Target Company (which opinion will be subject to certain qualifications satisfactory to the Target Company), to the effect that:
(i) The NMF Trust is a statutory trust validly created and validly existing in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as a registered investment company as described in its current registration statement on Form N-1A, and that the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the NMF Certificate, NMF Declaration of Trust and NMF Bylaws;
(ii) This Agreement has been duly authorized, executed, and delivered by the NMF Trust, with respect to the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Target Company, on behalf of the Target Fund, and assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and legally binding obligation of the NMF Trust, on behalf of the Acquiring Fund, enforceable against the NMF Trust, with respect to the Acquiring Fund, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;
(iii) Acquiring Fund Shares to be delivered to the Target Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;
(iv) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the NMF Trust’s Certificate of Trust, the NMF Declaration of Trust or the NMF Bylaws, or result in a violation of the express terms of any provision of any NMF Material Agreement, or, to the knowledge of such counsel, result in the acceleration of any obligation, or the imposition of any penalty, under any such NMF Material Agreement, or any judgment or decree known to such counsel to which the NMF Trust or the Acquiring Fund is a party or by which any of them is bound under the express terms thereof;
(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the NMF Trust, on behalf of the Acquiring Fund, of the transactions contemplated pursuant to this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or Blue Sky laws of the various states (as to which such counsel need express no opinion); and
(vi) To the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required.
In connection with the foregoing, it is understood that Stradley Ronon may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the NMF Trust.
(l) The Target Fund shall have delivered to the Acquiring Fund (a) information concerning the tax basis and holding period of the Target Fund in all securities transferred to Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; and (d) the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Effective Date of the Reorganization.
(m) The NMF Trust, on behalf of the Acquiring Fund, has obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing.

(n) Unless the Target Fund has been advised by the Acquiring Fund that the Acquiring Fund will deliver an opinion of counsel that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (A) all of Target Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Closing Date and all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date, (B) all of Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and all of any such net capital gain recognized in the short taxable year beginning on the first day of its current taxable year and ending on the Closing Date (in each case after reduction for any capital loss carryover), and (C) at least 90 percent of the excess, if any, of a Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year.
10.	Fees and Expenses; Other Agreements
(a) The NMF Trust represents and warrants to the Target Company and the Target Company represents and warrants to the NMF Trust, that no brokers or finders or other entities are entitled to receive any payments in connection with the transactions described in this Agreement.
(b) Neither the NMF Trust nor the Target Company shall be responsible for the expenses of entering into and carrying out the provisions of this Agreement.  Rather, the expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, including, but not limited to any and all taxes in connection with the delivery of the Assets, including all applicable Federal, state, and foreign stock transfer stamps and/or financial transaction taxes, the preparation and filing of the Registration Statement, registration of the Acquiring Fund Shares, delivery of and solicitation of approval of Target Fund shareholders to the Reorganization pursuant to the Registration Statement, any printing and mailing fees, fees of accountants and attorneys and the costs of holding the Target Fund’s shareholder meeting and soliciting proxies, shall be borne by NFA BNYM Adviser and Mellon pursuant to terms mutually agreed to by NFA, BNYM Adviser and Mellon.
11.	Termination; Waiver; Order
(a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of the Target Fund) prior to the Closing as follows:
(i) by mutual consent of the Target Company and the NMF Trust;
(ii) by the NMF Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the NMF Trust as of the Closing, or if it reasonably appears that any condition precedent to the obligations of the NMF Trust set forth in Section 9 will not or cannot be met as of the Closing; or
(iii) by the Target Company if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by the Target Company as of the

Closing, or if it reasonably appears that any condition precedent to the obligations of the Target Company set forth in Section 9 will not or cannot be met as of the Closing.
(b) If the transactions contemplated by this Agreement have not been consummated by the later of _______________ or  90 days after the date of the final shareholder meeting at which approval of this Agreement is voted upon by the shareholders of the Target Fund, this Agreement shall automatically terminate on such later date, unless a later date is agreed to by both the Target Company and the NMF Trust.
(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Target Company or the NMF Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.
(d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Target Company or the NMF Trust, respectively (whichever is entitled to the benefit thereof).  Such waiver shall be in writing and authorized by an officer of the waiving party.  The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the shareholder approval requirement with respect to the Reorganization.
(e) The respective representations, warranties and covenants contained in Sections 4-8 hereof, other than those set forth in Sections 7(i) and 7(j), shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Target Company nor the NMF Trust, nor any of their officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing, provided that this section shall not limit any covenant contained herein that by its terms contemplates performance after closing.  This provision shall not protect any officer, director, trustee, agent or shareholder of the Target Company or the NMF Trust against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders to which that officer, director, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.
(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Target Company or the Board of Trustees of the NMF Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Target Fund, unless such further vote is required by applicable law or by mutual consent of the parties.
(g) In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 10(b), 11(d), and 11(g) shall survive any termination of this Agreement.

12.	Liability of the NMF Trust
(a) Each party acknowledges and agrees that all obligations of the NMF Trust under this Agreement are binding only with respect to the Acquiring Fund; that any liability of the NMF Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; that no other series of the NMF Trust or the NMF Trust generally shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither the Target Company nor the Target Fund shall seek satisfaction of any such obligation or liability from the shareholders of the NMF Trust, the trustees, officers, employees or agents of the NMF Trust, or any of them.
(b) [Reserved].

13.	Cooperation and Exchange of Information
(a) The NMF Trust and the Target Company will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in: filing any Tax returns, amended return or claim for refund; determining a liability for Taxes or a right to a refund of Taxes; requesting a closing agreement or similar relief from a Taxing authority; participating in or conducting any audit or other proceeding in respect of Taxes; or in determining the financial reporting of any Tax position.  Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.
(b) Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund including, without limitation, responsibility for (i) preparing and filing tax returns of the Target Fund relating to tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority that is the responsibility of the Target Fund under applicable law, except as otherwise is mutually agreed by the parties.
(c) The Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Company to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Company have concluded that, based on their evaluation of the effectiveness of the Target Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance that information provided by the Target Company to the NMF Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the NMF Trust on Forms N-CEN, N-PORT and N-CSR for the periods ending [                       ], which Forms will include information relating to the Target Fund, was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms with respect to the Target Fund’s operations prior to the

Closing, and that there have been no changes in the Target Company’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since ________ that have materially affected, or are reasonably likely to materially affect, the Target Company’s internal control over financial reporting during the relevant periods.
14.	Entire Agreement and Amendments
This Agreement embodies the entire agreement between the Target Company, on behalf of the Target Fund, and the NMF Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between such parties other than those set forth herein or herein provided for.  This Agreement may be amended only by mutual consent of the parties in writing.  Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other parties.
15.	Counterparts
This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.
16.	Notices
Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the following addresses:
To the Target Company:
BNY Mellon Investment Funds IV, Inc.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street, 18th Floor
New York, NY 10286
Attention: Legal Department
To the NMF Trust:
Nationwide Mutual Funds
One Nationwide Plaza, 5-02-210
Columbus, OH 43215
Attention: General Counsel
To BNYM Adviser:
240 Greenwich Street, 18th Floor
New York, NY 102806
Attention: Legal Department

To Mellon Investments Corporation
BNY Mellon Center
201 Washington Street, 14th Floor
Boston, MA 02108

Attention: Client Service Manager
To NFA:
Nationwide Fund Advisors
One Nationwide Plaza, 5-02-210
Columbus, OH 43215
Attention: General Counsel
17.	Governing Law
This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware  without regard to its principles of conflicts of laws.
18.	Effect of Facsimile or Electronic Signature
A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.
19.	Publicity
Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.
20.	Confidentiality
(a) The parties will hold, and will cause their board members, officers, employees, representatives, agents and affiliated persons to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other party, all confidential information obtained from the other party in connection with the transactions contemplated by this Agreement, except such information may be disclosed:  (i) to governmental or regulatory bodies, and, when necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.
(b) In the event of a termination of this Agreement, the parties  agree that they, along with their board members, employees, representative agents and affiliated persons, shall, and shall cause their affiliates to, except with the prior written consent of the other party, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other party and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.
21.	Headings
The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
IN WITNESS WHEREOF, the Target Company and the NMF Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

BNY Mellon Investment Funds IV, Inc., on behalf of BNY Mellon Disciplined Stock Fund
By:
Name:
Title:

Nationwide Mutual Funds, on behalf of Nationwide Mellon Disciplined Value Fund
By:
Name:
Title:

Solely for purposes of Section 10
Nationwide Fund Advisors
By:
Name:
Title:

Solely for purposes of Section 10
BNY Mellon Investment Adviser, Inc.
By:
Name:
Title:

Solely for purposes of Section 10
BNY Mellon Investment Adviser, Inc.
By:
Name:
Title:

APPENDIX B – TARGET FUND’S FINANCIAL HIGHLIGHTS

BNY Mellon Disciplined Stock Fund
Financial Highlights
For a Share Outstanding for the Period ended:

	Six Months Ended April 30, 2019	Year Ended October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	37.42	38.29	32.68	35.74	37.63	40.23
Investment Operations:
Investment income—net[a]	.20	.36	.37	.37	.32	.24
Net realized and unrealized
gain (loss) on investments	2.23	2.65	6.30	.60	1.96	3.86
Total from Investment Operations	2.43	3.01	6.67	.97	2.28	4.10
Distributions:
Dividends from
investment income—net	(.23)	(.32)	(.36)	(.37)	(.30)	(.24)
Dividends from net realized
gain on investments	(5.56)	(3.56)	(.70)	(3.66)	(3.87)	(6.46)
Total Distributions	(5.79)	(3.88)	(1.06)	(4.03)	(4.17)	(6.70)
Net asset value, end of period	34.06	37.42	38.29	32.68	35.74	37.63
Total Return (%)	8.35[b]	8.34	20.84	3.15	6.62	11.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01[c]	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00[c]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	1.21[c]	.95	1.02	1.15	.90	.65
Portfolio Turnover Rate	25.86[b]	72.06	55.38	49.27	65.96	69.22
Net Assets, end of period ($ x 1,000)	603,981	593,773	598,185	538,297	564,964	588,912
B-1

[a] Based on average shares outstanding.
[b] Not annualized.
[c] Annualized.

B-2

Insert Proxy Cards

PART B
STATEMENT OF ADDITIONAL INFORMATION
[_________], 2019

REGISTRATION STATEMENT ON FORM N-14 FILED BY
NATIONWIDE MUTUAL FUNDS
 One Nationwide Plaza
Mail Code: 5-02-210
Columbus, Ohio 43215
(800) 848-0920
www.nationwide.com/mutualfunds

This Statement of Additional Information (“SAI”) relates to the [date], 2019 Special Meeting of Shareholders of the BNY Mellon Disciplined Stock Fund (the “Target Fund”), a series of BNY Mellon Investment Funds IV, Inc. (the “Target Company”), to approve a proposal to reorganize the Target Fund into the Nationwide Mellon Disciplined Value Fund (the “Acquiring Fund”), a series of the Nationwide Mutual Funds (the “NMF Trust”) (the “Reorganization”). If the Reorganization is approved, Target Fund shareholders will be issued Class K shares of the Acquiring Fund (“Acquiring Fund Shares”).

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated [_________], 2019 (the “Proxy Statement/Prospectus”) of the Acquiring Fund, relating specifically to the Special Meeting of Shareholders of the Target Fund that will be held on [date], 2019. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling the Target Company toll free at 1-800-373-9387.  You can also access this information at www.bnymellonim.com/us.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization (the “Plan”).

Table of Contents
Page
General Information	3
Incorporation of Documents By Reference into the SAI	3
Pro Forma Financial Information	3

 General Information

This SAI relates to: (i) the acquisition by the NMF Trust, on behalf of the Acquiring Fund, of all of the Assets (as defined in the Plan) of the Target Fund, in exchange solely for Acquiring Fund Shares and the assumption by the NMF Trust, on behalf of the Acquiring Fund, of all of the Liabilities (as defined in the Plan) of the Target Fund; (ii) the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the liquidation and, as soon as practicable after the Closing, the termination of the Target Fund. The Reorganization is currently expected to occur on or around [__________], 2019, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund.  Further information is included in the Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the SAI

Because the Acquiring Fund was newly created for purposes of this transaction, the Acquiring Fund has not published an annual or semi-annual report to shareholders. This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.
The statement of additional information of the Target Company on behalf of the Target Fund dated [___________], as supplemented and amended to date (File No. 811-05202; previously filed on the EDGAR Database and available on the SEC’s website at http://www.sec.gov, Accession No. [_____]).

2.
The audited financial statements and related report of the independent registered public accounting firm included in the Target Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 (previously filed on EDGAR, Accession No. 0000819940-19-000003). No other parts of the Annual Report are incorporated herein by reference.

3.
The unaudited financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the reporting period ended April 30, 2019 (previously filed on EDGAR, Accession No. 0000819940-19-000055). No other parts of the Semi-Annual Report are incorporated herein by reference.

4.	Statement of Additional Information dated [__________] 2019, with respect to the Acquiring Fund (previously filed on EDGAR, Accession No. [__________]).

Pro Forma Financial Information

Under the Plan, the Target Fund is proposed to be reorganized into the Acquiring Fund.

Pro forma financial information has not been prepared for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization.

3

PART C

OTHER INFORMATION

Item 15.
Indemnification.  Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009. See Item 16(1)(a) below.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers.  The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed registration statements on Form N-1A or Form N-14, as noted below:

(1) Copies of the charter of the Registrant now in effect;

(a)
Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, previously filed as Exhibit EX-28.a with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

(2) Copies of the existing bylaws or corresponding instrument of the Registrant;

(a)
Second Amended and Restated Bylaws, amended and restated as of June 17, 2009, previously filed as Exhibit EX-28.b with the Trust’s registration statement on November 17, 2009, is hereby incorporated by reference.

(3)	Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities of the Registrant;

Not Applicable.

(4)	Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it;

(a)
Form of Agreement and Plan of Reorganization, between the Registrant, on behalf of Nationwide Mellon Disciplined Value Fund, and BNY Mellon Investment Funds IV, Inc., on behalf of BNY Mellon Disciplined Stock Fund (“Agreement and Plan of Reorganization”), is filed as Appendix A to the Proxy Statement/Prospectus and is incorporated herein by reference.

(5)
Copies of all instruments defining the rights of holders of the securities being registered including copies, where applicable, of the relevant portion of the articles of incorporation or by-laws of the Registrant;

(a)
Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Article VII of the Amended Bylaws incorporated by reference to Exhibit 1(a) and 2(a), respectively, hereto, define the rights of holders of shares.

(6)	Copies of all investment advisory contracts relating to the management of the assets of the Registrant;

(a)
Investment Advisory Agreement dated May 1, 2007, between the Trust and Nationwide Fund Advisors, pertaining to certain series of the Trust, previously filed as Exhibit EX-99.d.2 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

(i)
Exhibit A to the Investment Advisory Agreement, amended August 5, 2019, previously filed as Exhibit EX-16.6.a.i with the Trust’s registration statement on August 5, 2019, is hereby incorporated by reference.

(b)
Investment Advisory Agreement dated August 28, 2007, between the Trust and Nationwide Fund Advisors, pertaining to the Target Destination Funds, previously filed as Exhibit EX-23.d.2 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

(i)
Exhibit A to the Investment Advisory Agreement, amended September 25, 2014, previously filed as Exhibit EX-28.d.2.b with the Trust’s registration statement on October 16, 2014, is hereby incorporated by reference.

(c)
Investment Advisory Agreement dated September 18, 2015, between the Trust and Nationwide Fund Advisors, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.3 with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

(i)
Exhibit A to the Investment Advisory Agreement, amended March 1, 2019, previously filed as Exhibit EX-28.d.3.a with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference

(d) Subadvisory Agreements

(i)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.3.a with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(1)
Exhibit A to the Amended Subadvisory Agreement, amended February 1, 2012, previously filed as Exhibit EX-28.d.3.a.1 with the Trust’s registration statement on February 24, 2012, is hereby incorporated by reference.

(ii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Dimensional Fund Advisors LP, dated December 19, 2007, previously filed as Exhibit EX-23.d.3.i with the Trust’s registration statement on December 28, 2007, is hereby incorporated by reference.

(iii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Nationwide Asset Management, LLC, dated January 1, 2008, previously filed as Exhibit EX-23.d.3.h with the Trust’s registration statement on December 19, 2008, is hereby incorporated by reference.

(1)	Exhibit A to the Subadvisory Agreement, amended May 1, 2013, previously filed as Exhibit EX-28.d.3.c.1 with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(iv)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Federated Investment Management Company, dated April 2, 2009, previously filed as Exhibit EX-28.d.3.i with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(1)	Exhibit A to the Subadvisory Agreement, amended March 9, 2017, previously filed as Exhibit EX-28.d.4.d.1 with the Trust’s registration statement on May 5, 2017, is hereby incorporated by reference.

(v)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Brown Capital Management, LLC dated, August 26, 2011, previously filed as Exhibit EX-28.d.3.j with the Trust’s registration statement on September 16, 2011, is hereby incorporated by reference.

(vi)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and UBS Asset Management (Americas) Inc., dated July 19, 2011, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on July 1, 2011, is hereby incorporated by reference.

(1)
Exhibit A to the Subadvisory Agreement, amended November 19, 2012, previously filed as Exhibit EX-28.d.3.k.1 with the Trust’s registration statement on December 6, 2012, is hereby incorporated by reference.

(vii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Thompson, Siegel & Walmsley LLC, dated October 30, 2012, previously filed as Exhibit EX-16.6.c.xii with the Trust’s registration statement on Form N-14 on May 17, 2013, is hereby incorporated by reference.

(1)	Exhibit A to the Subadvisory Agreement, amended July 1, 2018, previously filed as Exhibit EX-28.d.4.g.1 with the

Trust’s registration statement on June 27, 2018, is hereby incorporated by reference.

(viii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Bailard, Inc., dated June 4, 2013, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on October 17, 2013, is hereby incorporated by reference.

(1)	Exhibit A to the Subadvisory Agreement, amended March 31, 2014, previously filed as Exhibit EX-28.d.3.j.1 with the Trust’s registration statement on April 3, 2014, is hereby incorporated by reference.

(ix)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Geneva Capital Management LLC, dated October 1, 2014, previously filed as Exhibit EX-28.d.3.k with the Trust’s registration statement on October 16, 2014, is hereby incorporated by reference.

(x)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Ziegler Capital Management, LLC, dated December 1, 2013, previously filed as Exhibit EX-28.d.3.m with the Trust’s registration statement on February 20, 2014, is hereby incorporated by reference.

(xi)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Standard Life Investments (Corporate Funds) Limited, dated October 5, 2015, previously filed as Exhibit EX-28.d.4.r with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

(xii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Amundi Pioneer Institutional Asset Management, Inc. (formerly, Amundi Smith Breeden, LLC), dated November 12, 2015, previously filed as Exhibit EX-28.d.4.s with the Trust’s registration statement on October 14, 2015, is hereby incorporated by reference.

(1)
Exhibit A to the Subadvisory Agreement, amended January 14, 2019, previously filed as Exhibit EX-28.d.4.l.1 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(xiii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Wellington Management Company LLP, dated December 14, 2016, previously filed as Exhibit EX-28.d.4.t with the Trust’s registration statement on December 14, 2016, is hereby incorporated by reference.

(xiv)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Wellington Management Company LLP, dated November 13, 2017, previously filed as Exhibit EX-28.d.4.o with the Trust’s registration statement on November 22, 2017, is hereby incorporated by reference.

(xv)	Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Loomis, Sayles & Company, LP, dated May 5, 2017, previously filed as Exhibit EX-28.d.4.q with the Trust’s registration statement on May 5, 2017, is hereby incorporated by reference.

(xvi)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Loomis, Sayles & Company, LP, dated November 13, 2017, previously filed as Exhibit EX 28.d.4.q with the Trust’s registration statement on November 22, 2017, is hereby incorporated by reference.

(xvii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Logan Capital Management, Inc., dated December 8, 2017, previously filed as Exhibit EX-16.6.d.x.viii with the Trust’s registration statement on Form N-14 on December 27, 2017, is hereby incorporated by reference.

(xviii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Diamond Hill Capital Management, dated November 13, 2017, previously filed as Exhibit EX-28.d.4.s with the Trust’s registration statement on November 22, 2017, is hereby incorporated by reference.

(xix)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and WCM Investment Management, dated November 13, 2017, previously filed as Exhibit EX-28.d.4.t with the Trust’s registration statement on November 22, 2017, is hereby incorporated by reference.

(xx)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BNY Mellon Asset Management North America Corporation, dated July 13, 2018, previously filed as Exhibit EX-28.d.4.t with the Trust’s registration statement on July 19, 2018, is hereby incorporated by reference.

(xxi)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Allianz Global Investors U.S. LLC, dated September 13, 2018, previously filed as Exhibit EX-28.d.4.u with the Trust’s registration statement on November 2, 2018, is hereby incorporated by reference.

(1) Form of Exhibit A to the Subadvisory Agreement, amended March 1, 2019, previously filed as Exhibit EX-28.d.4.u.1 with the Trust’s registration statement on February 25, 2019, is hereby incorporated by reference.

(xxii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and Western Asset Management Co., dated September 13, 2018, previously filed as Exhibit EX-28.d.4.v with the Trust’s registration statement on November 2, 2018, is hereby incorporated by reference.

(xxiii)
Subadvisory Agreement among the Trust, Nationwide Fund Advisors and BlackRock Investment Management, LLC, dated September 13, 2018, previously filed as Exhibit EX-28.d.4.w with the Trust’s registration statement on November 2, 2018, is hereby incorporated by reference

(7)	Copies of each underwriting or distribution between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

(a)
Underwriting Agreement dated May 1, 2007, amended as of February 28, 2008, between the Trust and Nationwide Fund Distributors LLC (“NFD”), previously filed as Exhibit EX-99.e.1 with the Trust’s registration statement on June 14, 2007, is hereby incorporated by reference.

(i)
Schedule A to the Underwriting Agreement, amended March 1, 2019, previously filed as Exhibit EX-28.e.1.a with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(b)	Model Dealer Agreement, dated January 2008, previously filed as Exhibit EX-99.e.2 with the Trust’s registration statement on February 27, 2008, is hereby incorporated by reference.

(8)
Copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Registrant in their capacity as such.  Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

Not Applicable.

(9)
Copies of all custodian agreements and depository contracts Section 17(f) of the Investment Company Act of 1940, as amended (the “1940 Act”) for securities and similar investments of the Registrant, including the schedule of remuneration;

(a)
Form of Global Custody Agreement  dated April 4, 2003, and Fund List amended as of December 29, 2004, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1 with the Trust’s registration statement on February 25, 2005, is hereby incorporated by reference.

(i)	Amendment to Global Custody Agreement dated December 2, 2009, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(ii)	Amendment to Global Custody Agreement dated March 11, 2011, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on September 30, 2016, is hereby incorporated by reference.

(iii)	Amendment to Global Custody Agreement dated March 8, 2012, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on July 2, 2012, is hereby incorporated by reference.

(iv)	Amendment to Global Custody Agreement dated May 27, 2015, previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(v)
Amendment to Global Custody Agreement dated September 18, 2015, previously filed as Exhibit EX-28.g.1.c with the Trust’s registration statement on October 13, 2015, is hereby incorporated by reference.

(vi)
Amendment to Global Custody Agreement dated December 9, 2015, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on September 30, 2016, is hereby incorporated by reference.

(vii)	Amendment to Global Custody Agreement dated August 26, 2016, previously filed as Exhibit EX-28.g.1.f with the Trust’s registration statement on September 30, 2016, is hereby incorporated by reference.

(viii)	Amendment to Global Custody Agreement dated November 22, 2016, previously filed as Exhibit EX-28.g.1.g with the Trust’s registration statement on March 22, 2017, is hereby incorporated by reference.

(ix)	Amendment to Global Custody Agreement dated May 17, 2017, previously filed as Exhibit EX-28.g.1.h with the Trust’s registration statement on August 24, 2017, is hereby incorporated by reference.

(x)
Amendment to Global Custody Agreement dated November 9, 2017, previously filed as Exhibit EX-16.9.a.ix with the Trust’s registration statement on Form N-14 on December 27, 2017, is hereby incorporated by reference.

(xi)	Amendment to Global Custody Agreement dated October 10, 2018, previously filed as Exhibit EX-28.g.1.k with the Trust’s registration statement on December 13, 2018, is hereby incorporated by reference.

(xii)	Amendment to Global Custody Agreement dated April 8, 2019, previously filed as Exhibit EX-28.g.1.l with the Trust’s registration statement on June 14, 2019, is hereby incorporated by reference.

(b)
Waiver to Global Custody Agreement dated as of February 28, 2005, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-99.g.1.a with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

(c)	Cash Trade Execution Rider dated April 4, 2003, previously filed as Exhibit EX-99.g.1.b with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

(d)
Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-28.g.4 with the Trust’s registration statement on February 26, 2010, is hereby incorporated by reference.

(e)
Rider for Securities Lending to Global Custody Agreement dated March 28, 2014, previously filed as Exhibit EX-28.g.5 with the Trust’s registration statement on September 30, 2016, is hereby incorporated by reference.

(f)
Addendum to Fee Schedule to Rider for Securities Lending to Global Custody Agreement dated March 28, 2014, previously filed as Exhibit EX-28.g.6 with the Trust’s registration statement on September 30, 2016, is hereby incorporated by reference.

(10)
Copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Registrant’s trustees describing any action taken to revoke the plan;

(a)	Distribution Plan under Rule 12b-1, amended March 1, 2019, previously filed as Exhibit EX-28.m.1 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(b)	Rule 18f-3 Plan, amended March 1, 2019, previously filed as Exhibit EX-28.n.1 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(11)	An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and non-assessable;

(a)	Legal Opinion and Consent of Counsel relating to the legality of the shares being offered, is filed herewith as Exhibit EX-16.11.a.

(12)
An opinion and consent to their use, of counsel or, in lieu of an opinion a copy of the revenue ruling from the Internal Revenue Service, supporting tax matters and consequences to shareholders discussed in the prospectus;

(a)	Opinion and Consent of Counsel with respect to certain tax consequences relating to the Agreement and Plan of Reorganization, is filed herewith as Exhibit EX-16.12.a.

(13)	Copies of all material contracts of the Registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement;

(a)
Joint Fund Administration and Transfer Agency Agreement, dated May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(b)	Administrative Services Plan, amended March 1, 2019, previously filed as Exhibit EX-28.h.2 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(i)
Form of Servicing Agreement to Administrative Services Plan (“Servicing Agreement”), dated January 2007, previously filed as Exhibit EX-23.h.2.b with the Trust’s registration statement on February 28, 2007, is hereby incorporated by reference.

(c)
Form of Operational Service Agreement between Nationwide Fund Management LLC and Fund Provider(s), previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on August 27, 2007, is hereby incorporated by reference.

(d)
Expense Limitation Agreement between the Trust and Nationwide Fund Advisors, pertaining to certain series of the Trust, dated May 1, 2007, and amended as of January 9, 2008, previously filed as Exhibit EX-23.h.4 with the Trust’s registration statement on February 27, 2008 is hereby incorporated by reference.

(i)	Amendment to Expense Limitation Agreement, amended March 1, 2017, previously filed as Exhibit EX-28.h.4.a with the Trust’s registration statement on May 5, 2017, is hereby incorporated by reference.

(ii)
Amendment to Expense Limitation Agreement, amended July 1, 2018, previously filed as Exhibit EX-28.h.4.b with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(iii)
Exhibit A to Expense Limitation Agreement, amended August 5, 2019, previously filed as Exhibit EX-16.13.d.iii with the Trust’s registration statement on August 5, 2019, is hereby incorporated by reference.

(e)
Assignment and Assumption Agreement between Gartmore Mutual Funds, an Ohio business trust  (“OBT”) and the Trust, a Delaware statutory trust, dated February 28, 2005, assigning to the Trust OBT’s title, rights, interests, benefits and privileges in and to certain contracts listed in the Agreement, previously filed as Exhibit EX-99.h.11 with the Trust’s registration statement on February 28, 2006, is hereby incorporated by reference.

(f)
Fee Waiver Agreement between the Trust and Nationwide Fund Advisors, on behalf of the Nationwide Fund, dated March 1, 2019, filed as Exhibit EX-28.h.6 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(g)
Administrative Services Fee Waiver Agreement between the Trust and Nationwide Financial Services, Inc., dated March 1, 2019, on behalf of the Nationwide Government Money Market Fund, previously filed as Exhibit EX-28.h.7 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(h)
Fee Waiver Agreement between the Trust and Nationwide Fund Advisors, on behalf of Nationwide Bond Index Fund, Nationwide Mid Cap Market Index Fund and Nationwide Small Cap Index Fund, dated March 1, 2019, previously filed as Exhibit EX-28.h.8 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(i)
Fee Waiver Agreement between the Trust and Nationwide Fund Advisors, on behalf of Nationwide WCM Focused Small Cap Fund, dated March 1, 2019, previously filed as Exhibit EX-28.h.9 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(j)
Fee Waiver Agreement between the Trust and Nationwide Fund Advisors, on behalf of Nationwide Core Plus Bond Fund, dated July 1, 2018, previously filed as Exhibit EX-28.h.10 with the Trust’s registration statement on June 27, 2018, is hereby incorporated by reference.

(14)	Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act;

(a)	Consent of Independent Registered Public Accounting Firm of Target Fund, is filed herewith as Exhibit EX-16.14.a.

(15)	All financial statements omitted pursuant to Item 14(a)(1):

Not Applicable

(16)	Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement; and

(a)	Powers of Attorney, filed herewith as Exhibit EX-16.16.a.

(17)	Any additional exhibits which the Registrant may wish to file.

(a)
Code of Ethics for NFA, the Trust and Nationwide Variable Insurance Trust, dated March 12, 2018, previously filed as Exhibit EX-28.p.1 with the Trust’s registration statement on April 10, 2018, is hereby incorporated by reference.

(b)
Code of Business Conduct and Ethics for BlackRock Investment Management, LLC, effective May 8, 2017, previously filed as Exhibit EX-28.p.3 with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(c)
Code of Ethics for Dimensional Fund Advisors LP, effective October 1, 2017, previously filed as Exhibit EX-28.p.4 with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(d)
Code of Ethics for Nationwide Fund Distributors LLC, dated April 30, 2017, previously filed as Exhibit EX-28.p.4 with the Trust’s registration statement on February 21, 2018, is hereby incorporated by reference.

(e)
Code of Ethics for Federated Investors, Inc., effective April 1, 2017, previously filed as Exhibit EX-28.p.5 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(f)
Code of Ethics for Brown Capital Management, LLC, dated December 31, 2017, previously filed as Exhibit EX-28.p.6 with the Trust’s registration statement on February 21, 2018, is hereby incorporated by reference.

(g)
Code of Ethics for UBS Asset Management (Americas) Inc., dated July 21, 2016, previously filed as Exhibit EX-28.p.8 with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(h)
Code of Ethics for Thompson, Siegel & Walmsley LLC, amended December 5, 2016, previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on May 5, 2017, is hereby incorporated by reference.

(i)	Code of Ethics for Bailard, Inc., dated March 25, 2014, previously filed as Exhibit EX-28.p.12 with the Trust’s registration statement on February 26, 2015, is hereby incorporated by reference.

(j)
Personal Account Dealing Policy for Janus Henderson Investors, on behalf of Geneva Capital Management LLC, dated March 1, 2018, previously filed as Exhibit EX-28.p.10 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(k)
Code of Ethics & Personal Trading Policy for Ziegler Capital Management, LLC, amended April 8, 2016, previously filed as Exhibit EX-28.p.11 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(l)	Code of Ethics for Aberdeen Standard Investments (2018), previously filed as Exhibit EX-28.p.13 with the Trust’s registration statement on February 21, 2018, is hereby incorporated by reference.

(1)
Addendum to Global Code of Conduct for Aberdeen Standard Investments, previously filed as Exhibit EX-28.p.13.a with the Trust’s registration statement on February 21, 2018, is hereby incorporated by reference.

(m)
Code of Ethics for Amundi Pioneer Institutional Asset Management, Inc., revised September 2017, previously filed as Exhibit EX-28.p.15 with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(n)
Code of Ethics for Wellington Management Company LLP, dated April 30, 2017, previously filed as Exhibit EX-28.p.16 with the Trust’s registration statement on February 2, 2018, is hereby incorporated by reference.

(o)
Code of Ethics for Loomis, Sayles & Company, L.P., dated April 18, 2018, previously filed as Exhibit EX-28.p.15 with the Trust’s registration statement on September 24, 2018, is hereby incorporated by reference.

(p)
Code of Ethics for Logan Capital Management, Inc., dated April 1, 2017, previously filed as Exhibit EX-28.p.16 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(q)
Code of Ethics for Diamond Hill Capital Management, dated April 1, 2018, previously filed as Exhibit EX-28.p.17 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(r)
Code of Ethics for WCM Investment Management, dated January 1, 2019, previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(s)
Code of Ethics & Personal Trading Policy for Nationwide Asset Management, LLC, as of March 2018, previously filed as Exhibit EX-28.p.19 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(t)	Code of Conduct for BNY Mellon Corporation (September 2018), previously filed as Exhibit EX-28.p.20 with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(1)
Personal Securities Trading Policy for Bank of New York Mellon Corporation (and its subsidiaries) dated June 8, 2018, previously filed as Exhibit EX-28.p.20.a with the Trust’s registration statement on February 19, 2019, is hereby incorporated by reference.

(u)
Code of Ethics for Western Asset  Management Co., revised January 1, 2016, previously filed as Exhibit EX-28.p.21 with the Trust’s registration statement on November 2, 2018, is hereby incorporated by reference.

(v)
Code of Ethics for Allianz Global Investors U.S. LLC, amended December 12, 2016, previously filed as Exhibit EX-28.p.22 with the Trust’s registration statement on November 2, 2018, is hereby incorporated by reference.

Item 17.  Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinions and consents of counsel regarding the tax consequences of the proposed reorganizations required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinions.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant in the city of Columbus, and State of Ohio, on this 5th day of August, 2019.

NATIONWIDE MUTUAL FUNDS

BY: /s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

As required by the Securities 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the date written above.

Signature & Title

/s/Michael S. Spangler*
Michael S. Spangler, President, Chief
Executive Officer and Principal Executive
Officer

/s/Joseph Finelli*
Joseph Finelli, Treasurer, Vice President and
Principal Accounting and Financial Officer

Trustees

/s/Charles E. Allen*
Charles E. Allen, Trustee

/s/Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/Carol A. Kosel*
Carol A. Kosel, Trustee

/s/Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ Diane M. Koken
Diane M. Koken, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY: /s/ Allan J. Oster
          Allan J. Oster, Attorney-In-Fact

EXHIBIT INDEX

EXHIBIT	EXHIBIT NO.
Legal Opinion and Consent of Counsel	EX–16.11.a
Consent of Independent Registered Public Accounting Firm	EX–16.14.a
Powers of Attorney	EX–16.16.a